As filed with the Securities and Exchange Commission on November 26, 1996.
                                                     Registration Nos.  33-63935
                                                                        811-5439


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                       ----------------------------------
                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 2

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 38


                               VARIABLE ACCOUNT D
                                       OF
                        FORTIS BENEFITS INSURANCE COMPANY

                           (Exact Name of Registrant)

                        ---------------------------------


                        FORTIS BENEFITS INSURANCE COMPANY
                               (Name of Depositor)
                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
                                  612-738-5000

                        ---------------------------------

                            RHONDA J. SCHWARTZ, ESQ.
                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

                        ---------------------------------

It is proposed that this filing will be come effective (check appropriate box):


           immediately upon filing pursuant to paragraph (b) of Rule 485.
     -----

       X   on December 1, 1996 pursuant to paragraph (b) of Rule 485.
     -----    ----------------

     ----- 60 days after filing pursuant to paragraph (a)(i) of Rule 485.

           70 days after filing pursuant to paragraph (a)(ii) of Rule 485.
     -----

           on                pursuant to paragraph (a)(ii) of Rule 485.
     -----    --------------

If appropriate, check the following box:

               This post-effective amendment designated a new effective date for
     -----     a previously filed post-effective amendment.

                     --------------------------------------

An indefinite amount of the securities being offered has been registered pursuant to a declaration under Rule 24f-2 under the Investment Company Act of 1940, set out in the Form N-4 Registration Statement contained in File
No. 33-BB 19421. The registrant filed its Rule 24f-2 notice for the year ended December 31, 1995 on February 26, 1996.

                              VARIABLE ACCOUNT D OF
                        FORTIS BENEFITS INSURANCE COMPANY
                     CROSS REFERENCE SHEET SHOWING LOCATION
                         OF INFORMATION IN PROSPECTUS OR
                      STATEMENT OF ADDITIONAL INFORMATION

                 Form N-4                         Prospectus Caption
                 --------                         ------------------

1.  Cover Page                          Cover Page

2.  Definitions                         Special Terms Used in This
                                        Prospectus

3.  Synopsis of Highlights              Summary of Certificate
                                        Features

4.  Condensed Financial                 Further Information About Fortis
        Information                     Benefits

5.  General Description of              Cover Page; Summary of Certificate
        Registrant, Depositor and       Features; Fortis Benefits/Fortis
        Portfolio Companies             Financial Group Member; The Variable
                                        Account; The Portfolios; The Fixed
                                        Account; Further Information about
                                        Fortis Benefits

6.  Deductions                          Summary of Certificate Features;
                                        Charges and Deductions

7.  General Description of              Accumulation Period; General
        Variable Annuity Contracts      Provisions

8.  Annuity Period                      The Annuity Period

9.  Death Benefit                       Summary of Certificate Features;
                                        Accumulation Period

10. Purchase and Contract Value         Accumulation Period

11. Redemptions                         Summary of Certificate Features;
                                        Total and Partial Surrenders

12. Taxes                               Summary of Certificate Features;
                                        Federal Tax Matters

13. Legal Proceedings                   None

14. Table of Contents of the            Contents of the Statement of Additional
        Statement of Additional         Information
        Information

                 Form N-4                       Statement of Additional
                 --------                         Information Caption
                 (cont'd.)                        -------------------

15. Cover Page                          Cover Page

16. Table of Contents                   Table of Contents

17. General Information and             Ownership of Securities
        History                         (in Prospectus)

18. Services                            Services

19. Purchase of Securities Being        Distribution (in Prospectus)
        Offered

20. Underwriters                        Services

21. Calculation of Performance Data     Appendix A to Statement of
                                        Additional Information

22. Annuity Payments                    Calculation of Annuity Payments

23. Financial Statements                Variable Account Financial Statements

VALUE
ADVANTAGE
PLUS
VARIABLE
ANNUITY

Certificates Under Flexible
Premium Deferred
Combination Variable and
Fixed Annuity Contracts

      [LOGO]

PROSPECTUS DATED
May 1, 1996

FORTIS-Registered Trademark-

FORTIS BENEFITS INSURANCE COMPANY
MAILING ADDRESS:      STREET ADDRESS:             PHONE: 1-800-827-5877
P.O. BOX 64295        500 BIELENBERG DRIVE
ST. PAUL              WOODBURY
MINNESOTA 55164       MINNESOTA 55125

This Prospectus describes interests under flexible premium deferred combination variable and fixed annuity contracts issued either on a group basis or as individual contracts by Fortis Benefits Insurance Company ("Fortis Benefits"). Participation in a group contract will be accounted for by the issuance of a certificate showing your interest under the group contract. Participation in an individual contract is shown by the issuance of an individual annuity contract. The certificate and the individual contract are hereafter both referred to as the "Certificate". The minimum under a Certificate is generally $5,000 for the initial and $500 for each subsequent purchase payment.

A Certificate allows you to accumulate funds on a tax-deferred basis. You may elect a guaranteed interest accumulation option through the Fixed Account or a variable return accumulation option through Variable Account D (the "Variable Account") of Fortis Benefits, or a combination of these two options. Under the variable rate accumulation option, you can choose among the following Portfolios (see "The Portfolios" for limitations on the availability of certain Portfolios in certain states):

Alliance Money Market Portfolio           Montgomery Emerging Markets Fund
Alliance International Portfolio          Montgomery Growth Fund
Alliance Premier Growth Portfolio         Strong Discovery Fund II
Federated High Income Bond Fund II        Strong Government Securities Fund II
Federated Utility Fund II                 Strong Advantage Fund II
Federated American Leaders Fund II        Strong International Stock Fund II
Lexington Natural Resources Trust         TCI Balanced Fund
Lexington Emerging Markets Fund           TCI Growth Fund
MFS Emerging Growth Series                Van Eck Worldwide Bond Fund
MFS High Income Series                    Van Eck Gold and Natural Resources
MFS World Governments Series              Fund

The accompanying Prospectus for these Portfolios describes the investment objectives, policies and risks of each of the Portfolios. In the states where Guarantee Periods Fixed Accounts are offered (see "FIXED ACCOUNTS"), you can choose among 10 different guarantee periods under the guaranteed interest accumulation option, each of which has its own interest rate. In states where Guarantee Periods Fixed Accounts are not offered, you can choose an interest in the General Account Fixed Account with guaranteed interest.

You have the right to examine a Certificate during a "free look" period after you receive the Certificate and return it for a refund of the amount of the then current Certificate Value. However, in certain states where required by state law the refund will be in the amount of all purchase payments that have been made, without interest or appreciation or depreciation.

The "free look" period is generally 10 days unless a longer time is specified on the face page of your Certificate.

For Certificates requiring a refund of all purchase payments, Fortis Benefits will allocate all Net Purchase Payments made as a part of the purchase of the Certificate to the Alliance Money Market Portfolio until the following number of days after Fortis Benefits mails the Certificate to you: (1) the number of days in the "free look" period, plus (2) five days. After the expiration of such period, the Certificate Value will be allocated to the Fixed Account and the Portfolios as directed by you.

The Certificate provides several different types of retirement and death benefits, including fixed and variable annuity income options. You may make partial surrenders of the Certificate Value or may totally surrender the Certificate for its Cash Surrender Value.

This Prospectus gives prospective investors information about the Certificates that they should know before investing. This Prospectus must be accompanied by a current Prospectus of the Portfolios. These Prospectuses should be read carefully and kept for future reference.

A Statement of Additional Information, dated May 1, 1996, about certain aspects of the Certificates has been filed with the Securities and Exchange Commission and is available without charge, from Fortis Benefits at the address and phone number printed above. The Table of Contents for the Statement of Additional Information appears on page 25 of this Prospectus.

THESE POLICIES ARE NOT OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. FORTIS-Registered Trademark- and Fortis-Registered Trademark- are registered servicemarks of Fortis AMEV and Fortis AG.

TABLE OF CONTENTS

                                                                        PAGE
Special Terms Used in this Prospectus.................................     3
Information Concerning Fees and Charges...............................     4
Summary of Certificate Features.......................................     6
Fortis Benefits/Fortis Financial Group Member.........................     7
The Variable Account..................................................     8
The Portfolios........................................................     8
The Fixed Account.....................................................     8
    - Guarantee Interest Periods Fixed Account........................     8
    - Market Value Adjustment.........................................     9
    - General Account Fixed Account...................................     9
    - General Account Fixed Account Transfers.........................    10
    - Investments by Fortis Benefits..................................    10
Fixed Account Value...................................................    10
Accumulation Period...................................................    10
    - Issuance of a Certificate and Purchase Payments.................    10
    - Certificate Value...............................................    11
    - Allocation of Purchase Payments and Certificate Value...........    11
    - Total and Partial Surrenders....................................    12
    - Benefit Payable on Death of Annuitant or Participant............    13
The Annuity Period....................................................    13
    - Annuity Commencement Date.......................................    13
    - Commencement of Annuity Payments................................    13
    - Relationship Between Subaccount Investment Performance and
       Amount of Variable Annuity Payments............................    14
    - Annuity Forms...................................................    14
    - Death of Annuitant or Other Payee...............................    14
Charges and Deductions................................................    14
    - Premium Taxes...................................................    14
    - Charges Against the Variable Account............................    15
    - Annual Administrative Charge....................................    15
    - Tax Charge......................................................    15
    - Miscellaneous...................................................    15
General Provisions....................................................    15
    - The Certificates................................................    15
    - Postponement of Payments........................................    15
    - Misstatement of Age or Sex and Other Errors.....................    15
    - Assignment......................................................    15
    - Beneficiary.....................................................    16
    - Reports.........................................................    16
Rights Reserved By Fortis Benefits....................................    16
Distribution..........................................................    16
Federal Tax Matters...................................................    17
Further Information about Fortis Benefits.............................    19
    - General.........................................................    19
    - Selected Financial Data.........................................    19
    - Management's Discussion and Analysis of Financial Condition and
      Results of Operations...........................................    19
    - Liquidity and Capital Resources.................................    21
    - Competition.....................................................    21
    - Regulation and Reserves.........................................    21
    - Employees and Facilities........................................    22
    - Directors and Executive Officers................................    23
    - Executive Compensation..........................................    24
    - Ownership of Securities.........................................    25
Voting Privileges.....................................................    25
Legal Matters.........................................................    25
Other Information.....................................................    26
Contents of Statement of Additional Information.......................    26
Fortis Benefits Financial Statements..................................    26
Appendix A--Sample Market Value Adjustment Calculations...............   A-1
Appendix B--Explanation of Expense Calculations.......................   B-1
Appendix C--Participating Portfolios..................................   C-1

THE  CERTIFICATES  ARE NOT  AVAILABLE IN  ALL STATES.  THIS PROSPECTUS  DOES NOT
CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FORTIS BENEFITS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS, THE RELATED STATEMENT OF ADDITIONAL INFORMATION, OR ANY SUPPLEMENTS THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FORTIS BENEFITS.

SPECIAL TERMS USED IN THIS PROSPECTUS

ACCUMULATION     The  time  period under  a  Certificate between  the Certificate  Issue  Date and  the Annuity
PERIOD           Commencement Date.
ACCUMULATION     A unit of measure used to calculate the Participants' interest in the Variable Account  during
UNIT             the Accumulation Period.
ANNUITANT        A  person during  whose life  annuity payments  are to  be made  by Fortis  Benefits under the
                 Certificate.
ANNUITY          The date on which the Annuity Period commences.
COMMENCEMENT
DATE
ANNUITY PERIOD   The time period following the Accumulation Period,  during which annuity payments are made  by
                 Fortis Benefits.
ANNUITY UNIT     A unit of measurement used to calculate variable annuity payments.
BENEFICIARY      The person entitled to receive benefits under the terms of the Certificate.
CASH SURRENDER   The  amount payable to  the Participant on  surrender of the  Certificate after all applicable
VALUE            adjustments and deduction of all applicable charges.
CERTIFICATE      The date on which the Certificate becomes effective as shown on the Certificate Data Page.
ISSUE DATE
CERTIFICATE      The sum of the Fixed Account Value and the Variable Account Value.
VALUE
FIXED ACCOUNT    The Guarantee Periods Fixed Account or the General Account Fixed Account.
FIXED ACCOUNT    The amount of your Certificate Value which is in the Fixed Account.
VALUE
FIXED ANNUITY    An annuity option under which Fortis Benefits promises to pay the Annuitant or any other payee
OPTION           that you designate one or more fixed payments.
GENERAL ACCOUNT  All assets of Fortis Benefits other than those  in the Variable Account, and other than  those in any other legally segregated separate account established by Fortis Benefits.
GENERAL          The  name of the  alternative under which  purchase payments are  allocated to Fortis Benefits
ACCOUNT FIXED    General Account.
ACCOUNT
GUARANTEED       The rate of interest we credit during any Guarantee Period, on an effective annual basis.
INTEREST RATE
GUARANTEE        The period for which a Guaranteed Interest Rate is credited.
PERIOD
GUARANTEE        The non-unitized separate account that Fortis  Benefits uses to account for amounts  allocated
PERIODS FIXED    to Guarantee Periods.
ACCOUNT
HOME OFFICE      Our  office  at  500  Bielenberg Drive,  Woodbury,  Minnesota  55125;  1-800-827-5877; Mailing
                 address: P.O. Box 64295, St. Paul, MN 55164.
MARKET VALUE     Positive or negative adjustment in Fixed Account Value that we make if such value is paid  out
ADJUSTMENT       more  than fifteen days before  or after the end  of a Guarantee Period  in which it was being held.
NET PURCHASE     The gross  amount  of  a  purchase  payment less  any  applicable  premium  taxes  or  similar
PAYMENT          governmental assessments.
NON-QUALIFIED    Certificates  that do not qualify  for the special federal  income tax treatment applicable in
CERTIFICATES     connection with certain retirement plans.
PARTICIPANT      The person or company named in the application for a Certificate, who is entitled to  exercise all rights and privileges of ownership under the Certificate during the Accumulation Period.
PORTFOLIO        Each separate investment portfolio eligible for investment by the Variable Account.
QUALIFIED        Certificates  that are qualified  for the special  federal income tax  treatment applicable in
CERTIFICATES     connection with certain retirement plans.
SUBACCOUNTS      The several  Subaccounts of  the Variable  Account,  each of  which invests  its assets  in  a different Portfolio.
VALUATION DATE   All  business days except, with respect to any Subaccount, days on which the related Portfolio does not value its shares.  Generally, the Portfolios value their  shares on each day the  New
                 York Stock Exchange is open.
VALUATION        The  period that starts at  the close of regular  trading on the New  York Stock Exchange on a
PERIOD           Valuation Date and ends at the close of regular trading on the exchange on the next succeeding
                 Valuation Date.
VARIABLE         The segregated asset account referred  to as Variable Account  D of Fortis Benefits  Insurance
ACCOUNT          Company established to receive and invest purchase payments under Certificates.
VARIABLE         The amount of your Certificate Value in the Subaccounts of the Variable Account.
ACCOUNT VALUE
VARIABLE         An annuity option under which Fortis Benefits promises to pay the Annuitant or any other payee
ANNUITY OPTION   chosen  by you one or more payments which vary in amount in accordance with the net investment experience of the Subaccounts selected by the Annuitant.
WRITTEN REQUEST  A written, signed and dated request, in form and substance satisfactory to Fortis Benefits and received at our Home Office.

INFORMATION CONCERNING FEES AND CHARGES

PARTICIPANT TRANSACTION CHARGES

       Front-End Sales Charge Imposed on Purchases...............    0%
       Maximum Surrender Charge for Sales Expenses...............    0%
       Other Surrender Fees......................................    0%
       Exchange Fee..............................................    0%

ANNUAL CERTIFICATE ADMINISTRATION CHARGE.........................  $30

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
       Mortality and Expense Risk Charge.........................  .45%
       Variable Account Administrative Charge....................    0%
                                                                   ----
         Total Variable Account Annual Expenses..................  .45%

MARKET VALUE ADJUSTMENT WITH RESPECT TO GUARANTEE PERIODS FIXED ACCOUNT

Surrenders and other withdrawals from the Guarantee Periods Fixed Account more than fifteen days from the end of a Guarantee Period are subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the Fixed Account Value. It is computed pursuant to a formula that is described in more detail under "Market Value Adjustment."

PORTFOLIO ANNUAL EXPENSES (A) (B)

                                                                                           TOTAL PORTFOLIO
                                                                                              OPERATING
                                                                INVESTMENT                    EXPENSES
                                                               ADVISORY AND     OTHER      (*AFTER EXPENSE
                                                              MANAGEMENT FEE   EXPENSES    REIMBURSEMENT)
                                                              --------------   --------   -----------------
Alliance Money Market Portfolio.............................          0.38%      0.57%              0.95%*
Alliance International Portfolio............................          0.00%      0.95%              0.95%*
Alliance Premier Growth Portfolio...........................          0.71%      0.24%              0.95%*
Federated High Income Bond Fund II..........................          0.00%      0.80%              0.80%*
Federated Utility Fund II...................................          0.00%      0.85%              0.85%*
Federated American Leaders Fund II..........................          0.00%      0.85%              0.85%*
Lexington Natural Resources Trust...........................          1.00%      0.47%              1.47%
Lexington Emerging Markets Fund.............................          0.85%      0.47%              1.32%*
MFS Emerging Growth Series..................................          0.75%      0.25%              1.00%*
MFS High Income Series......................................          0.75%      0.25%              1.00%*
MFS World Governments Series................................          0.75%      0.25%              1.00%*
Montgomery Emerging Markets Fund............................          1.25%      0.50%              1.75%
Montgomery Growth Fund......................................          1.00%      0.25%              1.25%
Strong Discovery Fund.......................................          1.00%      0.31%              1.31%
Strong Government Securities Fund...........................          0.60%      0.42%              1.02%
Strong Advantage Fund.......................................          0.60%      0.40%              1.00%
Strong International Stock Fund.............................          1.00%      1.00%              2.00%
TCI Balanced Fund...........................................          1.00%      0.00%              1.00%
TCI Growth Fund.............................................          1.00%      0.00%              1.00%
Van Eck Worldwide Bond Fund.................................          0.75%      0.23%              0.98%
Van Eck Gold and Natural Resources Fund.....................          0.75%      0.21%              0.96%

------------------------
(a) As a percentage of Portfolio average net assets based on historical data for the fiscal year ended December 31, 1995 (April 30, 1995 for the two Van Eck Portfolios), except that the expenses of the Montgomery Portfolios and Strong Government Securities Fund are based upon an estimate of 1996 expenses. In the absence of expense and fee waivers or expense reimbursements by the Portfolio investment adviser, the total expenses of the following Portfolios would have been as hereafter indicated rather than as listed above: Alliance Money Market Portfolio--1.07%; Alliance International Portfolio--2.99%; Alliance Premier Growth Portfolio--1.19%; Federated High Income Bond Fund II--4.20%; Federated Utility Fund II--3.09%; Federated American Leaders Fund II--2.21%; Lexington Emerging Markets Fund--4.09%; MFS Emerging Growth Series--2.91%; MFS High Income Series--4.38%; and MFS World Governments Series--1.99%. The information set forth in this table was provided to Fortis Benefits by the Portfolio
     managers   and  Fortis   Benefits  has  not   independently  verified  such
     information.

(b) Certain of the unaffiliated investment advisers of the Portfolios reimburse Fortis Benefits for costs incurred in connection with administering the Portfolios as variable funding options by payment of an amount based on assets in the Portfolios attributable to the Certificates. These amounts are not charged to the Portfolios or the holders of the Certificates.

EXAMPLES*

If you COMMENCE AN ANNUITY payment option, or whether you DO or DO NOT surrender your Certificate or commence an annuity payment option, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:

IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                 1 YEAR    3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------  -------   -------   -------   --------
Alliance Money Market Portfolio.............................      15        48        83        180
Alliance International Portfolio............................      15        48        83        180
Alliance Premier Growth Portfolio...........................      15        48        83        180
Federated High Income Fund II...............................      14        43        75        166
Federated Utility Fund II...................................      14        45        77        171
Federated American Leaders Fund II..........................      14        45        77        171
Lexington Natural Resources Trust...........................      21        64       109        230
Lexington Emerging Markets Fund.............................      19        59       102        216
MFS Emerging Growth Series..................................      16        49        85        185
MFS High Income Series......................................      16        49        85        185
MFS World Governments Series................................      16        49        85        185
Montgomery Emerging Markets Fund............................      23        72       123        255
Montgomery Growth Fund......................................      18        57        98        209
Strong Discovery Fund II....................................      19        59       101        215
Strong Government Securities Fund II........................      16        50        86        187
Strong Advantage Fund II....................................      16        49        85        185
Strong International Stock Fund II..........................      26        80       136        278
TCI Balanced Fund...........................................      16        49        85        185
TCI Growth Fund.............................................      16        49        85        185
Van Eck Worldwide Bond Fund.................................      16        49        84        183
Van Eck Gold and Natural Resources Fund.....................      16        48        83        181
Fixed Account...............................................       1         4         7         15

------------------------
* For purposes of these examples, the effect of the annual Certificate administration charge has been computed based on the average total Contract Value during the year ended December 31, 1994 of similar contracts issued by Fortis Benefits and the total actual amount of annual contract administration charges collected during the year on those contracts. For the purpose of these examples, Portfolio annual expenses are assumed to continue at the rates set forth in the table above.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
                            ------------------------

The foregoing tables and examples are included to assist you in understanding the transaction and operating expenses imposed directly or indirectly under the Certificates and the Portfolios. Amounts for state premium taxes or similar assessments will also be deducted, where applicable.

See Appendix C for an explanation of the calculation of the amounts set forth above.

SUMMARY OF CERTIFICATE FEATURES

The following summary should be read in conjunction with the detailed information in this Prospectus. Variations from the information appearing in this Prospectus due to requirements particular to your state are described in supplements which are attached to this Prospectus, or in endorsements to the Certificate as appropriate.

The Certificates are designed to provide individuals with retirement benefits through the accumulation of Net Purchase Payments on a fixed or variable basis, and by the application of such accumulations to provide fixed or variable annuity payments.

"We," "our," and "us" mean Fortis Benefits Insurance Company. "You" and "your" mean a reader of this Prospectus who is contemplating making purchase payments or taking any other action in connection with a Certificate.

PURCHASE PAYMENTS

The initial purchase payment under a Certificate must be at least $5,000 ($2,000 for a Certificate pursuant to a qualified contract). Additional purchase payments under a Certificate must be at least $500. See "Issuance of a Certificate and Purchase Payments."

On the Certificate Issue Date, except as hereafter explained, the initial purchase payment is allocated, as specified by the Participant in the Certificate application, among one or more of the Subaccounts of the Variable Account, or to one or more of the Guarantee Periods in the Guarantee Periods Fixed Account (or to the General Account Fixed Account if the Participant resides in a state in which the Guaranteed Periods Fixed Account is not offered), or to a combination thereof. As previously indicated, if the Participant resides in a state requiring a refund of all purchase payments under the "free look" privilege, the initial purchase payment will be allocated to the Alliance Money Market Portfolio until the expiration of the time period described under "Allocation of Purchase Payments and Certificate Value" hereafter. Thereafter, it will be allocated as specified by the Participant. Subsequent purchase payments are allocated in the same way, or pursuant to different allocation percentages that the Participant may subsequently request In Writing.

VARIABLE ACCOUNT INVESTMENT OPTIONS

Each of the Subaccounts of the Variable Account invests in shares of a Portfolio. Certificate Value in each of the Subaccounts of the Variable Account will vary to reflect the investment experience of each of the corresponding Portfolios, as well as deductions for certain charges.

Each Portfolio has a separate and distinct investment objective. A full description of the Portfolios and their investment objectives, policies, risks and expenses can be found in the current Prospectus for the Portfolio, which accompanies this Prospectus, and the Statement of Additional Information for the Portfolio which is available upon request.

FIXED ACCOUNT INVESTMENT OPTIONS

Either a Guarantee Periods Fixed Account or a General Account Fixed Account is available, depending upon your state of residence.

Any amount allocated by the Participant to the Guarantee Periods Fixed Account earns a Guaranteed Interest Rate. The level of the Guaranteed Interest Rate depends on the length of the Guarantee Period selected by the Participant. We currently make available ten different Guarantee Periods, ranging from one to ten years. If amounts are transferred, surrendered or otherwise paid out more than fifteen days before or after the end of the applicable Guarantee Period, a Market Value Adjustment will be applied to increase or decrease the amount that is paid out. Accordingly, the Market Value Adjustment can result in gains or losses to you.

Any amount allocated to the General Account Fixed Account will accrue interest at a minimum effective annual rate plus such additional excess interest rate which we may declare from time-to-time.

For a more complete discussion of the Fixed Accounts investment option and the Market Value Adjustment, see "The Fixed Account."

TRANSFERS

During the Accumulation Period, you can transfer all or part of your Certificate Value from one Subaccount to another or into the Fixed Account and, subject to any Market Value Adjustment, from one Guarantee Period of a Guarantee Periods Fixed Account to another or into a Subaccount. There are limitations on the frequency and amounts of transfers from the General Account Fixed Account. There is currently no charge for these transfers. We reserve the right to restrict the frequency of, or otherwise condition, terminate, or impose charges upon, transfers from a Subaccount during the Accumulation Period. During the Annuity Period the person receiving annuity payments may make up to four transfers (but not from a Fixed Annuity Option) during each year of the Annuity Period. For a description of certain limitations on transfer rights, see "Allocations of Purchase Payments and Certificate Value Transfers."

TOTAL OR PARTIAL SURRENDERS

Subject to certain conditions, all or part of the Certificate Value may be surrendered by the Participant before the earlier of the Annuitant's death or the Annuity Commencement Date. Amounts surrendered from the Guarantee Periods Fixed Account may be subject to a Market Value Adjustment. See "Total and Partial Surrenders" and "Market Value Adjustment." Particular attention should be paid to the tax implications of any surrender, including possible penalties for premature distributions. See "Federal Tax Matters."

CHARGES AND DEDUCTIONS

Fortis Benefits deducts daily charges at a rate of .45 % per annum of the value of the average net assets in the Variable Account for the mortality and expense risks it assumes. There is also an annual administrative charge each year for Certificate administration and maintenance. This charge is $30 per year (subject to any applicable state law limitations) and is deducted on each anniversary of the Certificate Issue Date and upon total surrender of the Certificate. Also, there may be state premium tax charges deducted from your Certificate Value. See "Charges and Deductions."

ANNUITY PAYMENTS

The Certificate provides several types of annuity benefits to Participants or other persons they properly designate to receive such payments, including Fixed and Variable Annuity Options. The Participant has considerable flexibility in choosing the Annuity Commencement Date. However, the tax implications of an Annuity Commencement Date must be carefully considered, including the possibility of penalties for commencing benefits either too soon or too late. See "Annuity Commencement Date," "Annuity Forms" and "Federal Tax Matters" in this Prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information.

DEATH BENEFIT

In the event that the Annuitant or Participant dies prior to the Annuity Commencement Date, a death benefit is payable to the Beneficiary. See "Benefit Payable on Death of Annuitant or Participant."

RIGHT TO EXAMINE THE CONTRACT

A Participant may elect during a "free look" period to cancel the Certificate and receive a refund. See the cover page of this Prospectus.

LIMITATIONS IMPOSED BY RETIREMENT PLANS AND EMPLOYERS

Certain rights you would otherwise have under a Certificate may be limited by the terms of any applicable employee benefit plan. These limitations may restrict such things as total and partial surrenders, the amount or timing of purchase payments that may be made, when annuity payments must start and the type of annuity options that may be selected. Accordingly, you should familiarize yourself with these and all other aspects of any retirement plan in connection with which a Certificate is issued.

The record owner of the group variable annuity contract pursuant to which Certificates may be issued will be a bank trustee whose sole function is to hold record ownership of the contract or an employer (or the employer's designee) in connection with an employee benefit plan. In the latter cases, certain rights that a Participant otherwise would have under a Certificate may be reserved instead by the employer.

TAX IMPLICATIONS

The tax implications for Participants or any other persons who may receive payments under a Certificate, and those of any related employee benefit plan can be quite important. A brief discussion of some of these is set out under "Federal Tax Matters" in this Prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information, but such discussion is not comprehensive. Therefore, you should consider these matters carefully and consult a qualified tax adviser before making purchase payments or taking any other action in connection with a Certificate or any related employee benefit plan. Failure to do so could result in serious adverse tax consequences which might otherwise have been avoided.

QUESTIONS AND OTHER COMMUNICATIONS

Any question about procedures of the Certificate should be directed to your sales representative, or Fortis Benefits' Home Office: P.O. Box 64295, St. Paul, Minnesota, 55164: 1-800-827-5877. Purchase payments and Written Requests should be mailed or delivered to the same Home Office address. All communications should include the Certificate number, the Participant's name and, if different, the Annuitant's name. The number for telephone transfers is 1-800-827-5877.

Any purchase payment or other communication, except a free-look cancellation notice, is deemed received at Fortis Benefit's Home Office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on The New York Stock Exchange, or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

FINANCIAL AND PERFORMANCE INFORMATION

This Prospectus contains no Accumulation Unit Information for the applicable Subaccounts of the Variable Account as of December 31, 1995 because no Certificates have been sold and no Accumulation Units had been issued as of that date.

Audited financial statements of the available Subaccounts of the Variable Account are not included in the Statement of Additional Information because those Subaccounts had not yet commenced operations, had no assets or liabilities, and had received no income nor incurred any expenses as of that date.

Advertising and other sales materials may include yield and total return figures for the Subaccounts of the Variable Account. These figures are based on historical results and are not intended to indicate future performance. "Yield" is the income generated by an investment in the Subaccount over a period of time specified in the advertisement. This rate of return is assumed to be earned over a full year and is shown as a percentage of the investment. "Total return" is the total change in value of an investment in the Subaccount over a period of time specified in the advertisement. The rate of return shown would produce that change in value over the specified period, if compounded annually. Yield and total return figures do not reflect premium tax charges. This makes the performance shown more favorable.

Financial information concerning Fortis Benefits is included in this Prospectus under "Additional Information About Fortis Benefits" and "Fortis Benefits Financial Statements."

FORTIS BENEFITS/FORTIS FINANCIAL GROUP MEMBER

Fortis Benefits Insurance Company, the issuer of the Certificates, was founded in 1910. At the end of 1994, Fortis Benefits had approximately $86 billion of total life insurance in force. Fortis Benefits is a Minnesota corporation and is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis AMEV and 50% by Fortis AG. Fortis, Inc. manages the United States operations for these two companies.

Fortis Benefits is a  member of the  Fortis Financial Group,  a joint effort  by
Fortis   Benefits,   Fortis  Advisers,   Inc.,   Fortis  Investors,   Inc.,  and

Time Insurance Company, offering financial products through the management, marketing and servicing of mutual funds, annuities and life insurance and disability income products.

Fortis AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis AMEV and Fortis AG have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies had approximately $140 billion in assets as of year-end 1994.

All of the guarantees and commitments under the Certificates are general obligations of Fortis Benefits, regardless of whether the Certificate Value has been allocated to the Variable Account or to the Fixed Account. None of Fortis Benefits' affiliated companies has any legal obligation to back Fortis Benefits' obligations under the Certificates.

THE VARIABLE ACCOUNT

The Variable Account, which is a segregated investment account of Fortis Benefits, was established as Variable Account D by Fortis Benefits pursuant to the insurance laws of Minnesota as of October 14, 1987. Although the Variable Account is an integral part of Fortis Benefits, the Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Assets in the Variable Account representing reserves and liabilities under Certificates and other variable annuity contracts issued by Fortis Benefits will not be chargeable with liabilities arising out of any other business of Fortis Benefits.

There are a number of Subaccounts in the Variable Account. The assets in each Subaccount are invested exclusively in one of the Portfolios listed on page one of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount of the Variable Account or arising out of any other business we may conduct. New Subaccounts may be added as new Portfolios are added and made available. Correspondingly, if any Portfolios are eliminated, Subaccounts may be eliminated from the Variable Account.

THE PORTFOLIOS

Certificate holders may choose from among a number of different Portfolios, each of which is a mutual fund available for purchase only as a funding vehicle for benefits under variable life insurance and variable annuities issued by Fortis Benefits and other life insurance companies. (See Appendix C which contains a summary of the investment objectives of each Portfolio.) Each Portfolio corresponds to one of the Subaccounts of the Variable Account. The assets of each Portfolio are separate from the others and each Portfolio operates as a separate investment portfolio whose performance has no effect on the investment performance of any other Portfolio. More detailed information for each Portfolio offered, such as its investment policies and restrictions, charges, risks attendant to investing in it, and other aspects of its operations, may be found in the current prospectus for each Portfolio. Such a prospectus for the Portfolios being considered must accompany this Prospectus and should be read in conjunction herewith. The Strong Discovery Fund II portfolio is not available as an investment option for Certificates issued in the State of California. A copy of each prospectus may be obtained without charge from Fortis Benefits by calling 1-800-827-5877, or writing P.O. Box 64295, St. Paul, Minnesota 55164.

Fortis Benefits purchases and redeems Portfolios' shares for the Variable Account at their net asset value without the imposition of any sales or redemption charges. Any dividend or capital gain distributions attributable to Certificates are automatically reinvested in shares of the Portfolio from which they are received at the Portfolio's net asset value on the date paid. Such dividends and distributions will have the effect of reducing the net asset value of each share of the corresponding Portfolio and increasing, by an equivalent value, the number of shares outstanding of the Portfolio. However, the value of your interest in the corresponding Subaccount will not change as a result of any such dividends and distributions.

As indicated, Portfolios may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of Fortis Benefits. Although Fortis Benefits does not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the Portfolios. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and those of other companies, or some other reason. In the event of conflict, Fortis Benefits will take any steps necessary to protect the Participants and variable annuity payees.

THE FIXED ACCOUNT

Interests in either of two different Fixed Accounts are offered by this Prospectus, depending upon the state of residence of the Certificate applicant: a Guarantee Periods Fixed Account or a General Account Fixed Account. Both of these Fixed Accounts are referred to as the Fixed Account elsewhere in this prospectus where a distinction is not relevant. A Guaranteed Periods Fixed Account is offered to Certificate applicants in most states. However, in a limited number of states, a General Account Fixed Account is offered in lieu of the Guarantee Periods Fixed Account. Applicants should inquire of Fortis Benefits or their account representative to determine which Fixed Account is available in their state. Charges under the Certificate are the same as when the Variable Account is being used, except that the .45% per annum charged for mortality and expense risk and administrative expenses is not imposed on amounts of Certificate Value in the Fixed Account.

GUARANTEE PERIODS FIXED ACCOUNT

Any amount allocated by the Participant to the Fixed Account earns a Guaranteed Interest Rate commencing with the date of such allocation. This Guaranteed Interest Rate continues for a number of years (not to exceed ten) selected by the Participant. At the end of this

Guarantee Period, the Participant's Certificate Value in that Guarantee Period, including interest accrued thereon, will be allocated to a new Guarantee Period of the same length unless Fortis Benefits has received a Written Request from the Participant to allocate this amount to a different Guarantee Period or periods or to one or more of the Subaccounts. We must receive this Written Request at least three business days prior to the end of the Guarantee Period. The first day of the new Guarantee Period (or other reallocation) will be the day after the end of the prior Guarantee Period. We will notify the Participant at least 45 days and not more than 75 days prior to the end of any Guarantee Period.

We currently make available ten different Guarantee Periods, ranging from one to ten years. Each Guarantee Period has its own Guaranteed Interest Rate, which may differ from those for other Guarantee Periods. From time to time we will, at our discretion, change the Guaranteed Interest Rate for future Guarantee Periods of various lengths. These changes will not affect the Guaranteed Interest Rates being paid on Guarantee Periods that have already commenced. Each allocation or transfer of an amount to a Guarantee Period commences the running of a new Guarantee Period with respect to that amount, which will earn a Guaranteed Interest Rate that will continue unchanged until the end of that period. The Guaranteed Interest Rate will never be less than an effective annual rate of 3%.

Fortis Benefits declares the Guaranteed Interest Rates from time to time as market conditions dictate. Fortis Benefits advises a Participant of the Guaranteed Interest Rate for a chosen Guarantee Period at the time a purchase payment is received, a transfer is effectuated or a Guarantee Period is renewed.

Fortis Benefits has no specific formula for establishing the Guaranteed Interest Rates for the Guarantee Periods. The rate may be influenced by, but not necessarily correspond to, interest rates generally available on the types of investments acquired with amounts allocated to the Guarantee Period. See "Investments by Fortis Benefits." Fortis Benefits in determining Guaranteed Interest Rates, may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales and administrative expenses borne by Fortis Benefits, risks assumed by Fortis Benefits, Fortis Benefits' profitability objectives, and general economic trends.

FORTIS  BENEFITS'  MANAGEMENT MAKES  THE FINAL  DETERMINATION OF  THE GUARANTEED
INTEREST RATES TO BE DECLARED. FORTIS BENEFITS CANNOT PREDICT OR ASSURE THE LEVEL OF ANY FUTURE GUARANTEED INTEREST RATES IN EXCESS OF AN EFFECTIVE ANNUAL RATE OF 3%.

Information concerning the Guaranteed Interest Rates applicable to the various Guarantee Periods at any time may be obtained from our Home Office or from your sales representative.

MARKET VALUE ADJUSTMENT

For Certificates with allocations to the Guarantee Periods Fixed Account, if any Fixed Account Value is surrendered, transferred or otherwise paid out before the end of the Guarantee Period in which it is being held, a Market Value Adjustment will be applied. However, NO Market Value Adjustment will be applied to amounts that are paid out during the period beginning fifteen days before and ending fifteen days after the end of a Guarantee Period in which it was being held. This generally includes amounts that are paid out as a death benefit pursuant to the Certificate, amounts applied to an annuity option, and amounts paid as a single sum in lieu of an annuity.

The Market Value Adjustment may increase or decrease the amount of Fixed Account Value being withdrawn or transferred. The comparison of two Guaranteed Interest Rates determines whether the Market Value Adjustment produces an increase or a decrease. The first rate to compare is the Guaranteed Interest Rate for the amount being transferred or withdrawn. The second rate is the Guaranteed Interest Rate then being offered for new Guarantee Periods of the same duration as that remaining in the Guarantee Period from which the funds are being withdrawn or transferred. If the first rate exceeds the second by more than 1/2%, the Market Value Adjustment produces an increase. If the first rate does not exceed the second by at least 1/2%, the Market Value Adjustment produces a decrease. Sample calculations are shown in Appendix A.

The Market Value Adjustment will be determined by multiplying the amount being withdrawn or transferred from the Guarantee Period (before deduction of any applicable surrender charge) by the following factor:

      (  1 + I  )         n / 12
      -----------                 - 1
 (    1 + J + .005    )

where,

    - I is the Guaranteed Interest Rate being credited to the amount being withdrawn from the existing Guarantee Period,

    - J is the Guaranteed Interest Rate then being offered for new Guarantee Periods with durations equal to the number of years remaining in the existing Guarantee Period (rounded up to the next higher number of years), and

    - N is the number of months remaining in the existing Guarantee Period (rounded up to the next higher number of months).

GENERAL ACCOUNT FIXED ACCOUNT

Accounts allocated to the General Account Fixed Account are held in the General Account of Fortis Benefits. Because of exemptive and exclusionary provisions, interests in the General Account Fixed Account have not been registered under the Securities Act of 1933 and the General Account Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account Fixed Account nor any interests therein are subject to the provisions of these acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in the Prospectus relating to the General Account Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. For Certificates with amounts allocated to the General Account Fixed Account, this Prospectus is generally intended to serve as a disclosure document only for the aspects of the
Certificate  involving  the   Variable  Account  and   contains  only   selected
information regarding the General Account Fixed Account. More information regarding the General Account Fixed Account may be obtained from Fortis Benefits' Home Office or from your sales representative.

Fortis Benefits guarantees that Certificate Value in the General Account Fixed Account will accrue interest at an effective annual rate of at least 3%, independent of the actual investment experience of the General Account. We may, at our sole discretion, credit higher rates of interest, although we are not obligated to credit interest in excess of the guaranteed rate of 3% per year. Any interest rate in excess of 3% per year with respect to any amount in the General Account Fixed Account pursuant to a Certificate will not be modified more than once each calendar year. Any higher rate of interest will be quoted at an effective annual rate. The rate of any excess interest initially or subsequently credited to any amount can in many cases vary, depending on when that amount was originally allocated to the General Account Fixed Account. Once credited, such interest will be guaranteed and will become part of Certificate Value in the General Account Fixed Account from which deductions for fees and charges may be made.

GENERAL ACCOUNT FIXED ACCOUNT TRANSFERS

Transfers out of the General Account Fixed Account have special limitations. Prior to the Annuity Commencement Date, Participants may transfer part or all of the Certificate Value from the General Account Fixed Account to the Variable Account, provided that (1) no more than one such transfer is made each Certificate year, (2) no more than 50% of the General Account Fixed Account Value is transferred at any time (unless the balance in the General Account Fixed Account after the transfer would be less than $1,000, in which case up to the entire balance may be transferred), (3) at least $1,000 is transferred at any one time (or, if less, the entire amount in the General Account Fixed Account), and (4) you may not make a transfer into the General Account Fixed Account within six months after a transfer out of such account. Irrespective of the above, we may in our discretion permit a continuing request for transfer of lesser specified amounts automatically on a periodic basis. However, we reserve the right to discontinue or modify any such arrangements at our discretion. No transfers from the General Account Fixed Account may be made after the Annuity Commencement Date.

INVESTMENTS BY FORTIS BENEFITS

Our obligations with respect to the Guarantee Periods Fixed Account and the General Account Fixed Account are legal obligations of Fortis Benefits and are supported by our General Account assets, which also support obligations incurred by us under other insurance and annuity contracts. Investments purchased with amounts allocated to both Fixed Accounts are the property of Fortis Benefits and Participants have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our General Account and in the Fixed Account.

Amounts in the Fortis Benefits' General Account and the Fixed Account will be invested in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the General Account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in federal, state and municipal obligations, preferred and common stocks, corporate bonds, real estate mortgages, real estate and certain other investments. See Fortis Benefits' Financial Statements" for information on Fortis Benefits' investments. Investment management for amounts in the General Account and in the Fixed Account is provided to Fortis Benefits by Fortis Advisers, Inc.

Fortis Benefits intends to consider the return available on the instruments in which it intends to invest amounts allocated to the Fixed Account when it establishes Guaranteed Interest Rates. Such return is only one of many factors considered in establishing the Guaranteed Interest Rates. See "Guarantee Periods Fixed Account."

Fortis Benefits expects that amounts allocated to the Fixed Account generally will be invested in debt instruments that approximately match Fortis Benefits' liabilities with regard to the Guarantee Periods for Net Purchase Payments allocated to Guarantee Periods Fixed Accounts and with regard to expected holding periods for Net Purchase Payments allocated to the General Account Fixed Account. Fortis Benefits expects that these will include primarily the following types of debt instruments: (1) securities issued by the United States Government or its agencies or instrumentalities, which securities may or may not be guaranteed by the United States Government; (2) debt securities which have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa), Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB), or any other nationally recognized rating service; (3) other debt instruments including, but not limited to, issues of or guaranteed by banks or bank holding companies and corporations, which obligations although not rated by Moody's or Standard & Poor's, are deemed by Fortis Benefits to have an investment quality comparable to securities which may be purchased as stated above; and (4) other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate. Notwithstanding the foregoing, Fortis Benefits is not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws and regulations. See "Regulation and Reserves."

FIXED ACCOUNT VALUE

The Certificate's Fixed Account Value on any Valuation Date is the sum of the Net Purchase Payments allocated to the Fixed Account, plus any transfers from the Variable Account, plus interest credited to the Fixed Account, less any surrender charges or annual administrative charges allocated to the Fixed Account or transfers to the Variable Account.

ACCUMULATION PERIOD

ISSUANCE OF A CERTIFICATE AND PURCHASE PAYMENTS

Fortis Benefits reserves the right to reject any application for a Certificate or any purchase payment for any reason. If the issuing instructions can be accepted in the form received, the initial purchase payment will be credited within two Valuation Dates after the later of receipt of the issuing instructions or receipt of the initial purchase payment at Fortis Benefits' Home Office. If the initial purchase payment cannot be credited within five Valuation Dates after receipt because the issuing instructions are incomplete, the initial purchase payment will be returned unless the applicant consents to our retaining the initial purchase payment and crediting it as of the end of the Valuation Period in which the necessary requirements are fulfilled. The initial purchase payment must be at least $5,000 ($2,000 for a Certificate issued pursuant to a qualified plan).

The date that the initial purchase payment is applied to the purchase of the Certificate is also the Certificate Issue Date. The Certificate Issue Date is the date used to determine Certificate years, regardless of when the Certificate is delivered. The crediting of investment experience in the Variable Account, or a fixed rate of return in the Fixed Account, begins as of the Certificate Issue Date.

The Participant may make additional purchase payments at any time after the Certificate Issue Date and prior to the Annuity Commencement Date, as long as the Annuitant is living. Purchase payments (together with any required information identifying the proper Certificates and account to be credited with purchase payments) must be transmitted to our Home Office. Additional purchase payments are credited to the Certificate and added to the Certificate Value as of the end of the Valuation Period in which they are received in good order.

Each additional purchase payment under a Certificate must be at least $500. The total of all purchase payments for all Fortis Benefits annuities having the same owner or participant, or annuitant, may not exceed $1 million (not more than $500,000 allocated to the Fixed Account) without Fortis Benefits' prior approval, and we reserve the right to modify this limitation at any time.

Purchase payments in excess of the initial minimum may be made by monthly draft against the bank account of any Participant who has completed and returned to us a special "Thrift-O-Matic" authorization form that may be obtained from your sales representative or from our Home Office. Arrangements can also be made for purchase payments by wire transfer, payroll deduction, military allotment, direct deposit and billing. Purchase payments by check should be made payable to Fortis Benefits Insurance Company.

If the Certificate Value is less than $1,000, we may cancel the Certificate on any Valuation Date. We will notify the Participant at least 90 days in advance of our intention to cancel the Certificate. Such cancellation would be considered a full surrender of the Certificate.

CERTIFICATE VALUE

Certificate Value is the total of any Variable Account Value in all the Subaccounts of the Variable Account pursuant to the Certificate, plus any Fixed Account Value.

There is no guaranteed minimum Variable Account Value. To the extent Certificate Value is allocated to the Variable Account, you bear the entire investment risk.

DETERMINATION OF VARIABLE ACCOUNT VALUE. A Certificate's Variable Account Value is based on Accumulation Unit values, which are determined on each Valuation Date. The value of an Accumulation Unit for a Subaccount on any Valuation Date is equal to the previous value of that Subaccount's Accumulation Unit multiplied by that Subaccount's net investment factor (discussed directly below) for the Valuation Period ending on that Valuation Date. At the end of any Valuation Period, a Certificate's Variable Account Value in a Subaccount is equal to the number of Accumulation Units in the Subaccount times the value of one Accumulation Unit for that Subaccount.

The number of Accumulation Units in each Subaccount is equal to:

    - Accumulation Units purchased at the time that any Net Purchase Payments or transferred amounts are allocated to the Subaccount; less

    - Accumulation Units redeemed to pay for the portion of any transfers from or partial surrenders allocated to the Subaccount; less

    - Accumulation Units redeemed to pay charges under the Contract.

NET INVESTMENT FACTOR. If a Subaccount's net investment factor is greater than one, the Subaccount's Accumulation Unit value has increased. If the net investment factor is less than one, the Subaccount's Accumulation Unit value has decreased. The net investment factor for a Subaccount is determined by dividing
(1) the net asset value per share of the Portfolio shares held by the Subaccount, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the Portfolio shares held by the Subaccount during the current Valuation Period, minus a per share charge for the increase, plus a per share credit for the decrease, in any income taxes assessed which we determine to have resulted from the investment operation of the subaccount or any other taxes which are attributable to this Certificate, by (2) the net asset value per share of the Portfolio shares held in the Subaccount as determined at the end of the previous Valuation Period, and subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

DETERMINATION OF FIXED ACCOUNT VALUE. A Certificate's Fixed Account Value is guaranteed by Fortis Benefits. Therefore, Fortis Benefits bears the investment risk with respect to amounts allocated to the Fixed Account, except to the extent that (a) Fortis Benefits may vary the Guaranteed Interest Rate for future Guarantee Periods for Guarantee Periods Fixed Accounts and the current interest for General Account Fixed Accounts (subject to the 3% effective annual minimum) and (b) the Market Value Adjustment for Guarantee Periods Fixed Accounts imposes investment risks on the Participant.

The Certificate's Fixed Account Value on any Valuation Date is equal to the following amounts, in each case increased by accrued interest:

    - The amount of Net Purchase Payments or transferred amounts allocated to the Fixed Account; less

    - The amount of any transfers or surrenders out of the Fixed Account.

ALLOCATION OF PURCHASE PAYMENTS AND CERTIFICATE VALUE

ALLOCATION OF PURCHASE PAYMENTS. In the application for a Certificate, the Participant can allocate Net Purchase Payments, or portions thereof, to the available Subaccounts of the Variable Account or to the Fixed Account (and to Guarantee Periods within the Fixed Account for

Certificates issued in states where the Guarantee Periods Fixed Account is offered), or a combination thereof. Percentages must be in whole numbers and the total allocation must equal 100%. The percentage allocations for future Net Purchase Payments may be changed, without charge, at any time by sending a Written Request to Fortis Benefits' Home Office. Changes in the allocation of future Net Purchase Payments will be effective on the date we receive the Participant's Written Request.

TRANSFERS. Transfers of Certificate Value from one available Subaccount to another or into the Fixed Account, or from the Fixed Account to one of the available Subaccounts, or in the case of a Guarantee Periods Fixed Account transfers from one Guarantee Period to another Guarantee Period, can be made by the Participant in Written Request to Fortis Benefits' Home Office, or by telephone transfer as described below. There is currently no charge for any transfer, although transfers from a Guarantee Period of a Guarantee Period Fixed Account that are more than 15 days before or after the expiration thereof are subject to a Market Value Adjustment. See "Market Value Adjustment." Transfers of Certificate Value from the General Account Fixed Account are restricted in both amount and timing. See "Fixed Account -- General Account Fixed Account -- General Account Fixed Account Transfers."

The minimum transfer from a Subaccount or Guarantee Period is the lesser of $1,000 or all of the Certificate Value in the Subaccount or Fixed Account. Irrespective of the above we may permit a continuing request for transfers of lesser specified amounts automatically on a periodic basis. However, we reserve the right to restrict the frequency of or otherwise condition, terminate or impose charges (not to exceed $25 per transfer) upon transfers. We will count all transfers between and among the Subaccounts of the Variable Account and the Fixed Account as one transfer, if all the transfer requests are made at the same time as part of one request. We will execute the transfers and determine all values in connection with transfers as of the end of the Valuation Period in which we receive the transfer request. The amount of any positive or negative Market Value Adjustment associated with a transfer from a Guarantee Period of the Guarantee Periods Fixed Account, respectively, will be added to or deducted from the transferred amount.

If you complete and return the telephone transfer section of the application, transfers may be made pursuant to telephone instructions. We will honor telephone transfer instructions from any person who provides the correct identifying information. Fortis Benefits will not be responsible for, and you will bear the risk of loss from, oral instructions, including fraudulent instructions, which are reasonably believed to be genuine. We will employ reasonable procedures to confirm that telephone instructions are genuine, but if such procedures are not deemed reasonable, we may be liable for any losses due to unauthorized or fraudulent instructions. Our procedures are to verify address and social security number, tape record the telephone call, and provide written confirmation of the transaction. We may modify or terminate our telephone transfer procedures at any time. The number for telephone transfers is 1-800-827-5877.

Certain restrictions on very substantial investments in any one Subaccount are set forth under "Limitations on Allocations" in the Statement of Additional Information.

TOTAL AND PARTIAL SURRENDERS

TOTAL SURRENDERS. The Participant may surrender all of the Cash Surrender Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by a Written Request sent to Fortis Benefits' Home Office. We reserve the right to require that the Certificate be returned to us prior to making payment, although this will not affect our determination of the amount of the Cash Surrender Value. Cash Surrender Value is the Certificate Value at the end of the Valuation Period during which the Written Request for the total surrender is received by Fortis Benefits at its Home Office, plus or minus any applicable Market Value Adjustment. See "Market Value Adjustment."

The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to any total surrender. Surrenders from the Variable Account will generally be paid within seven days of the date of receipt by Fortis Benefits' Home Office of the Written Request. Postponement of payments may occur, however, in certain circumstances. See "Postponement of Payment."

The amount paid upon total surrender of the Cash Surrender Value (taking into account any prior partial surrenders) may be more or less than the total Net Purchase Payments made. After a surrender of the Cash Surrender Value or at any time the Certificate Value is zero, all rights of the Participant, Annuitant, or any other person will terminate.

PARTIAL SURRENDERS. At any time prior to the Annuity Commencement Date and during the lifetime of the Annuitant, the Participant may surrender a portion of the Fixed Account Value and/or the Variable Account Value by sending to Fortis Benefits' Home Office a Written Request. We will not accept a partial surrender request unless the net proceeds payable to you as a result of the request are at least $1,000. If the total Certificate Value in both the Variable Account and Fixed Account would be less than $1,000 after the partial surrender, Fortis Benefits will surrender the entire Cash Surrender Value under the Certificate.

In order for a request to be processed, the Participant must specify from which Subaccounts of the Variable Account or Guarantee Periods of the Fixed Account, if applicable, a partial surrender should be made.

We will surrender Accumulation Units from the Variable Account and/ or dollar amounts from the Fixed Account so that the total amount of the partial surrender equals the dollar amount of the partial surrender request. The amount payable to the Participant will be reduced by any applicable negative Market Value Adjustment, or increased by any positive Market Value Adjustment. The partial surrender will be effective at the end of the Valuation Period in which Fortis Benefits receives the Written Request for partial surrender at its Home Office. Payments will generally be made within seven days of the effective date of such request, although certain delays are permitted. See "Postponement of Payment."

The Internal Revenue Code provides that a penalty tax will be imposed on certain premature surrenders. For a discussion of this and other tax implications of total and partial surrenders, including withholding requirements, see "Federal Tax Matters." Also, under tax deferred annuity Certificates pursuant to Section 403(b) of the Internal Revenue Code, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

BENEFIT PAYABLE ON DEATH OF ANNUITANT OR PARTICIPANT

If the Annuitant or Participant dies prior to the Annuity Commencement Date, a death benefit will be paid to the Beneficiary. If more than one Annuitant has been named, the death benefit payable upon the death of an Annuitant will only be paid upon the death of the last survivor of the persons so named. The death benefit will equal the greater of:

(1)  the   sum   of   all   Net   Purchase   Payments   made   less   all  prior
     surrenders and any applicable prior negative Market Value Adjustments (in the case of a Certificate having a Guarantee Periods Fixed Account), or

(2)  the   Certificate   Value   adjusted  by   any   applicable   Market  Value
     Adjustment (in the case of a Certificate having a Guarantee Periods Fixed Account), as of the date used for valuing the death benefit.

The value of the death benefit is determined as of the end of the Valuation Period in which we receive, at our Home Office, proof of death and the written request as to the manner of payment. Upon receipt of these items, the death benefit generally will be paid within seven days. Under certain circumstances, payment of the death benefit may be postponed. See "Postponement of Payment." If we do not receive a Written Request for a settlement method, we will pay the death benefit in a single sum, based on values determined at that time.

The Beneficiary may (a) receive a single sum payment, which terminates the Certificate, or (b) select an annuity option. If the Beneficiary selects an annuity option, he or she will have all the rights and privileges of a payee under the Certificate. If the Beneficiary desires an Annuity option, the election should be made within 60 days of the date the death benefit becomes payable. Failure to make a timely election can result in unfavorable tax consequences. For further information, see "Federal Tax Matters."

We accept any of the following as proof of death: a copy of a certified death certificate; a copy of a certified decree of a court of competent jurisdiction as to the finding of death; or a written statement by a medical doctor who attended the deceased at the time of death.

If the Participant dies before the Annuitant and before the Annuity Commencement Date with respect to a Non-Qualified Certificate certain additional requirements are mandated by the Internal Revenue Code, which are discussed below under "Federal Tax Matters-- Required Distributions for Non-Qualified Certificates." It is imperative that Written Notice of the death of the Participant be promptly transmitted to Fortis Benefits at its Home Office, so that arrangements can be made for distribution of the entire interest in the Certificate to the Beneficiary in a manner that satisfies the Internal Revenue Code requirements. Failure to satisfy these requirements may result in the Certificate not being treated as an annuity contract for federal income tax purposes, which could have adverse tax consequences.

THE ANNUITY PERIOD

ANNUITY COMMENCEMENT DATE

The Participant may specify an Annuity Commencement Date in the application. The Annuity Commencement Date marks the beginning of the period during which an Annuitant or other payee designated by the Participant receives annuity payments under the Certificate. We reserve the right to not permit an Annuity Commencement Date which is on or after the Annuitant's 75th birthday.

Depending on the type of retirement arrangement involved, amounts that are distributed either too soon or too late may be subject to penalty taxes under the Internal Revenue Code. See "Federal Tax Matters." You should consider this carefully in selecting or changing an Annuity Commencement Date.

In order to advance or defer the Annuity Commencement Date, the Participant must submit a Written Request during the Annuitant's lifetime. The request must be received at our Home Office at least 30 days before the then-scheduled Annuity Commencement Date. The new Annuity Commencement Date must also be at least 30 days after the Written Request is received. There is no right to make any total or partial surrender during the Annuity Period.

COMMENCEMENT OF ANNUITY PAYMENTS

If the Certificate Value at the end of the Valuation Period which contains the Annuity Commencement Date is less than $1,000, we may pay the entire Certificate Value, without the imposition of any charges other than the premium tax charge, if applicable, in a single sum payment to the Annuitant or other payee chosen by the Participant and cancel the Certificate.

Otherwise, Fortis Benefits will apply (1) the Fixed Account Value to provide a Fixed Annuity Option and (2) the Variable Account Value in any Subaccount to provide a Variable Annuity Option using the same Subaccount, unless the Participant has notified us by Written Request to apply the Fixed Account Value and Variable Account Value in different proportions. Any such Written Request must be received by us at our Home Office at least 30 days before the Annuity Commencement Date.

Annuity payments under a Fixed or Variable Annuity Option will be made on a monthly basis to the Annuitant or other properly-designated payee, unless we agree to a different payment schedule. If more than one person is named as an Annuitant, the Participant may elect to name one of such persons to be the sole Annuitant as of the Annuity Commencement Date. We reserve the right to change the frequency of any annuity payment so that each payment will be at least $50 ($20 in Texas). There is no right to make any total or partial surrender during the Annuity Period.

The amount of each annuity payment will depend on the amount of Certificate Value applied to an annuity option, the form of annuity selected and the age of the Annuitant. Information concerning the relationship between the Annuitant's sex and the amount of annuity payments, including special requirements in connection with employee benefits plans, is set forth under "Calculations of Annuity

Payments" in the Statement of Additional Information. The Statement of Additional Information also contains detailed information about how the amount of each annuity payment is computed.

The dollar amount of any fixed annuity payments is specified during the entire period of annuity payments according to the provisions of the annuity form selected. The dollar amount of variable annuity payments varies during the annuity period based on changes in Annuity Unit Values for the Subaccounts that you choose to use in connection with your payments.

RELATIONSHIP BETWEEN SUBACCOUNT INVESTMENT PERFORMANCE AND AMOUNT OF VARIABLE ANNUITY PAYMENTS

If a Subaccount on which a variable annuity payment is based has an average effective net investment return higher than 3% per annum during the period between two such annuity payments, the Annuity Unit Value will increase, and the second payment will be higher than the first. Conversely, if the Subaccount's average effective net investment return over the period between the annuity payments is less than 3% per annum, the Annuity Unit Value will decrease, and the second payment will be lower than the first. "Net investment return," for this purpose, refers to the Subaccount's overall investment performance, net of the mortality and expense risk and administrative expense charges, which are assessed at a nominal aggregate annual rate of .45%. We guarantee that the amount of each variable annuity payment after the first payment will not be affected by variations in our mortality experience or our expenses.

TRANSFERS. During the Annuity Period, the person receiving annuity payments may make up to four transfers a year among Subaccounts. The current procedures for and conditions on these transfers are the same as described above under "Allocation of Purchase Payments and Certificate Value Transfers." Transfers from a Fixed Annuity Option are not permitted during the Annuity Period.

ANNUITY FORMS

The Participant may select an annuity form or change a previous selection by Written Request, which must be received by us at least 30 days before the Annuity Commencement Date. One annuity form may be selected, although as discussed above, payments under that form may be received on a combination fixed and variable basis. If no annuity form selection is in effect on the Annuity Commencement Date, in most cases we automatically apply Option B (described below), with payments guaranteed for 10 years. If the Certificate is issued under certain retirement plans, however, federal pension law may require that payments be made pursuant to Option D (described below), unless otherwise elected. Tax laws and regulations may impose further restrictions to assure that the primary purpose of the plan is distribution of the accumulated funds to the employee.

The following options are available for fixed annuity payments and for variable annuity payments.

OPTION A, LIFE ANNUITY. Payments are made as of the first Valuation Date of each monthly period during the Annuitant's life, starting with the Annuity Commencement Date. No payments will be made after the Annuitant dies. It is possible for the payee to receive only one payment under this option, if the Annuitant dies before the second payment is due.

OPTION B, LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS TO 20 YEARS. Payments are made as of the first Valuation Date of each monthly period starting on the Annuity Commencement Date. Payments will continue as long as the Annuitant lives. If the Annuitant dies before all of the guaranteed payments have been made, we will continue installments of the guaranteed payments to the Beneficiary.

OPTION C, JOINT AND FULL SURVIVOR ANNUITY. Payments are made as of the first Valuation Date of each monthly period starting with the Annuity Commencement Date. Payments will continue as long as either the Annuitant or the joint Annuitant is alive. Payments will stop when both the Annuitant and the joint Annuitant have died. It is possible for the payee or payees under this option to receive only one payment, if both Annuitants die before the second payment is due.

OPTION D, JOINT AND ONE-HALF CONTINGENT SURVIVOR ANNUITY. Payments are made as of the first Valuation Date of each monthly period starting with the Annuity Commencement Date. Payments will continue as long as either the Annuitant or the joint Annuitant is alive. If the Annuitant dies first, payments will continue to the joint Annuitant at one-half the original amount. If the joint Annuitant dies first, payments will continue to the Annuitant at the original full amount. Payments will stop when both the Annuitant and the joint Annuitant have died. It is possible for the payee or payees under this option to receive only one payment if both Annuitants die before the second payment is due.

We also have other annuity forms available and information about them can be obtained from your sales representative or by calling or writing to our Home Office.

DEATH OF ANNUITANT OR OTHER PAYEE

Under most annuity forms offered by Fortis Benefits, the amounts, if any, payable on the death of the Annuitant during the Annuity Period are the continuation of annuity payments for any remaining guarantee period or for the life of any joint Annuitant. In all such cases, the person entitled to receive payments also receives any rights and privileges under the annuity form in effect.

Additional rules applicable to such distributions under Non-Qualified Certificates are described under "Federal Tax Matters--Required Distributions for Non-Qualified Certificates." Though the rules there described do not apply to Certificates issued in connection with qualified plans, similar rules apply to the plans themselves.

CHARGES AND DEDUCTIONS

PREMIUM TAXES

The states of South Dakota and Wyoming impose a premium tax upon the receipt of a purchase payment. In these states, and in any other state or jurisdiction where premium taxes or similar assessments are imposed upon the receipt of purchase payments, Fortis Benefits will pay such taxes on behalf of the Participant and then deduct a charge for these amounts from the Certificate

Value upon the surrender, death of annuitant or Participant, or annuitization of the Certificate. In jurisdictions where premium taxes or similar assessments are imposed at the time annuity payments begin, Fortis Benefits will deduct a charge for such amounts from the Certificate Value at that time. In such jurisdictions, the charge will be deducted on a pro-rata basis from the then-current Fixed Account Value and, by redemption of Accumulation Units, the then-current Variable Account Value in each Subaccount. Similarly, Fortis Benefits may deduct premium taxes from Certificate Value when no deduction was made from purchase payments, but is subsequently determined to be due. Conversely, Fortis Benefits will credit to the Certificate Value the amount of any deductions for premium taxes or similar assessments that are subsequently determined not to be owed.

Applicable premium tax rates depend upon the Participant's then-current place of residence. Applicable rates are subject to change by legislation, administrative interpretations or judicial acts.

CHARGES AGAINST THE VARIABLE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE. We will assess each Subaccount of the Variable Account with a daily charge for mortality and expense risk at a nominal annual rate of .45% of the average daily net assets of the Variable Account (consisting of approximately .30% for mortality risk and approximately .15% for expense risk). This charge is assessed during both the Accumulation Period and the Annuity Period. We guarantee not to increase this charge for the duration of the Certificate.

The mortality risk borne by Fortis Benefits arises from its obligation to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the Certificate) for the full life of all Annuitants regardless of how long all Annuitants or any individual Annuitant might live. In addition, Fortis Benefits bears a mortality risk in that it guarantees to pay a death benefit upon the death of an Annuitant or Participant prior to the Annuity Commencement Date.

The  expense risk  assumed is that  actual expenses incurred  in connection with
issuing  and  administering   the  Certificate   will  exceed   the  limits   on
administrative charges set in the Certificate.

If the administrative charges and the mortality and expense risk charge are insufficient to cover the expenses and costs assumed, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be profit to the Company. The Company expects a profit from the mortality and expense risk charge.

ANNUAL ADMINISTRATIVE CHARGE

A $30 annual administrative charge is deducted each Certificate year from the Certificate Value on each anniversary of the Certificate Issue Date. (This charge will be lower to the extent legally required in some states.) This charge is to help cover administrative costs such as those incurred in issuing Certificates, establishing and maintaining the records relating to Certificates, making regulatory filings and furnishing confirmation notices, voting materials and other communications, providing computer, actuarial and accounting services, and processing Certificate transactions. We do not anticipate any profit from this charge. This charge will initially be waived during the Annuity Period, although Fortis Benefits reserves the right to reinstitute it at any time.

The annual administrative charge will be deducted by redemption of Accumulation Units from each Subaccount of the Variable Account and from the Fixed Account in the same proportion as the then-current Certificate Value is then allocated among those alternatives pursuant to the Certificate. If the Certificate is totally surrendered, the full annual administrative charge will be deducted at the time of surrender.

TAX CHARGE

We currently impose no charge for taxes payable by us in connection with the Certificate, other than for premium taxes and similar assessments when applicable. We reserve the right to impose a charge for any other taxes that may become payable by us in the future in connection with the Certificates or the Separate Account.

MISCELLANEOUS

Because the Variable Account invests in shares of the Portfolios, the net assets of the Variable Account will reflect the investment advisory fees and certain other expenses incurred by the Portfolios that are described in their prospectuses.

GENERAL PROVISIONS

THE CERTIFICATES

The Certificate, copies of any applications, amendments, riders, or endorsements attached to the Certificate and copies of any supplemental applications, amendments, endorsements, or revised Certificate pages which are mailed to you are the entire Certificate. Only an officer of Fortis Benefits can agree to change or waive any provisions of a Certificate. Any change or waiver must be in writing and signed by an officer of Fortis Benefits. The Certificates are non-participating and do not share in dividends or earnings of Fortis Benefits.

POSTPONEMENT OF PAYMENT

Fortis Benefits may defer for up to 15 days the payment of any amount attributable to a purchase payment made by check to allow the check reasonable time to clear. For a description of other circumstances in which amounts payable out of Variable Account assets could be deferred, see "Postponement of Payments" in the Statement of Additional Information. Fortis Benefits may also defer payment of surrender proceeds payable out of the Fixed Account for a period of up to 6 months.

MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

If the age or sex of the Annuitant has been misstated, any amount payable will be that which the purchase payments paid would have purchased at the correct age and sex. If we have made any overpayments because of incorrect information about age or sex, or any other miscalculation, Fortis Benefits will deduct the overpayment from the next payment or payments due. We add underpayments to the next payment. The amount of any adjustment will be credited or charged with interest at the effective annual rate of 3% per year.

ASSIGNMENT

Rights and interests under a Qualified Certificate may be assigned only in certain narrow circumstances referred to in the Certificate. Participants and other payees may assign their rights and interests under Non-Qualified Certificates, including their ownership rights. We take no responsibility for the validity of any assignment. A change in ownership rights must be made in writing and a copy must be sent to Fortis Benefits' Home Office. The change will be effective on the date it was made, although we are not bound by a change until the date we record it.

The rights under a Certificate are subject to any assignment of record at the Home Office of Fortis Benefits. An assignment or pledge of a Certificate may have adverse tax consequences. See below under "Federal Tax Matters."

BENEFICIARY

Before the Annuity Commencement Date and while the Annuitant is living, the Participant may name or change a beneficiary or a contingent beneficiary by sending a Written Request of the change to Fortis Benefits. Under certain retirement programs, however, spousal consent may be required to name or change a beneficiary, and the right to name a beneficiary other than the spouse may be subject to applicable tax laws and regulations. We are not responsible for the validity of any change. A change will take effect as of the date it is signed but will not affect any payments we make or action we take before receiving the Written Request. We also need the consent of any irrevocably named person before making a requested change.

In the event of the death of a Participant or Annuitant prior to the Annuity Commencement date the Beneficiary will be determined as follows:

    - If there is any surviving Participant, the surviving Participant will be the Beneficiary (this overrides any other beneficiary designation).

    - If there is no surviving Participant, the Beneficiary will be the beneficiary designated by the Participant.

    - If there is no surviving Participant and no surviving beneficiary who has been designated by the Participant, then the estate of the last surviving Participant will be the Beneficiary.

REPORTS

We will mail to the Participant (or to the person receiving payments during the annuity period), at the last known address of record, any reports and communications required by any applicable law or regulation. You should therefore give us prompt written notice of any address change. This will include annual audited financial statements of the Portfolios, but not necessarily of the Variable Account or Fortis Benefits.

RIGHTS RESERVED BY FORTIS BENEFITS

Fortis Benefits reserves the right to make certain changes if, in its judgment, they would best serve the interests of Participants and Annuitants or would be appropriate in carrying out the purposes of the Certificates. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, Fortis Benefits will obtain your approval of the changes and approval from any appropriate regulatory authority. Such approval may not be required in all cases, however. Examples of the changes Fortis Benefits may make include:

    - To operate the Variable Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

    - To transfer any assets in any Subaccount to another Subaccount, or to one or more separate accounts, or to the Fixed Account; or to add, combine or remove Subaccounts in the Variable Account.

    - To substitute, for the Portfolio shares held in any Subaccount, the shares of another Portfolio or the shares of another investment company or any other investment permitted by law.

    - To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the Certificate as an annuity.

    - To change the time or time of day at which a Valuation Date is deemed to have ended.

    - To make any other necessary technical changes in the Certificate in order to conform with any action the above provisions permit Fortis Benefits to take, including to change the way Fortis Benefits assesses charges, but without increasing as to any then outstanding Certificate the aggregate amount of the types of charges which Fortis Benefits has guaranteed.

DISTRIBUTION

The Certificates will be sold by individuals who, in addition to being licensed by state insurance authorities to sell the Certificates of Fortis Benefits, are also registered representatives of Jack White & Company, an unaffiliated broker-dealer. The selling activities of Jack White & Company are by means of a dealer agreement with Fortis Investors, Inc., the principal underwriter of the Certificates. Fortis Investors and Jack White & Company are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers, Inc.

As compensation for distributing the Certificates, Fortis Benefits pays Fortis Investors, who in turn pays Jack White & Company, a fee not in excess of .40% per annum of the average daily Certificate Value of the Certificates sold by it.

Fortis Benefits did not pay any amount to Fortis Investors in 1995 associated with distribution of the Certificates since no Certificates were sold in 1995 and prior years. In the distribution agreement, Fortis Benefits has agreed to indemnify Fortis Investors (and its agents, employees, and controlling persons) for certain damages and expenses, including those arising under federal securities laws.

See Note 13 to the Notes to Fortis Benefits' Financial Statements as to amounts it has paid to Fortis, Inc. for various services.

Fortis Investors is an indirect subsidiary of Fortis AMEV and Fortis AG and is therefore under common control with Fortis Benefits. Fortis Investors' principal business address is the same as that of our Home Office. Fortis Investors is not obligated to sell any specific amount of interests under the Certificates. $75,000,000 of interests in the Guarantee Periods Fixed Account and an indefinite amount of interests in the Variable Account have been registered with the Securities and Exchange Commission.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes, which in the opinion of Fortis Benefits are currently in effect. These rules are based on laws, regulations and interpretations which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser as to the tax implications of taking any action under a Certificate or related retirement plan.

NON-QUALIFIED CERTIFICATES

Section 72 of the Internal Revenue Code ("Code") governs the taxation of annuities in general. Purchase payments made under Non-Qualified Certificates are not excludible or deductible from the gross income of the Participant or any other person. However, any increase in the accumulated value of a Non-Qualified Certificate resulting from the investment performance of the Variable Account or interest credited to the Fixed Account is generally not taxable to the Participant or other payee until received by him or her, as surrender proceeds, death benefit proceeds, or otherwise. The exception to this rule is that, generally, Participants who are not natural persons are taxed annually on any increase in the Certificate Value. However, this exception does not apply in all cases, and you may wish to discuss this with your tax adviser.

The following discussion applies generally to Certificates owned by natural persons.

In general, surrenders or partial withdrawals under Certificates are taxed as ordinary income to the extent of the accumulated income or gain under the Certificate. If a Participant assigns or pledges any part of the value of a Certificate, the value so pledged or assigned is taxed to the Participant as ordinary income to the same extent as a partial withdrawal.

With respect to annuity payment options, although the tax consequences may vary depending on the option elected under the Certificate, until the investment in the Certificate is recovered, generally only the portion of the annuity payment that represents the amount by which the Certificate Value exceeds the
"investment  in  the  Certificate"  will  be  taxed.  In  general,  a   person's
"investment in the Certificate" is the aggregate amount of purchase payments made by him or her. After an Annuitant's or other payee's "investment in the Certificate" is recovered, the full amount of any additional annuity payments is taxable. For variable annuity payments, in general, the taxable portion of each annuity payment (prior to recovery of the "investment in the Certificate") is determined by a formula which establishes the specific dollar amount of each annuity payment that is not taxed. This dollar amount is determined by dividing the "investment in the Certificate" by the total number of expected annuity payments. For fixed annuity payments, in general, prior to recovery of the "investment in the Certificate," there is no tax on the amount of each payment which bears the same ratio to that payment as the "investment in the Certificate" bears to the total expected value of the annuity payments for the term of the payments. However, the remainder of each annuity payment is taxable. The taxable portion of a distribution (in the form of an annuity or a single sum payment) is taxed as ordinary income.

For purposes of determining the amount of taxable income resulting from distributions, all Certificates and other annuity contracts issued by us or our affiliates to the Participant within the same calendar year will be treated as if they were a single Certificate.

There is a 10% penalty under the Code on the taxable portion of a "premature distribution." Generally, an amount is a "premature distribution" unless the distribution is (1) made on or after the Participant or other payee reaches age 59 1/2, (2) made to a Beneficiary on or after death of the Participant, (3) made upon the disability of the Participant or other payee, or (4) part of a series of substantially equal annuity payments for the life or life expectancy of the Participant or the Participant and Beneficiary. Premature distributions may result, for example, from an early Annuity Commencement Date, an early surrender, partial surrender or assignment of a Certificate or the early death of an Annuitant who is not also the Participant or other person receiving annuity payments under the Certificate.

A transfer of ownership of a Certificate, or designation of an Annuitant or other payee who is not also the Participant, may result in certain income or gift tax consequences to the Participant that are beyond the scope of this discussion. A Participant contemplating any transfer or assignment of a Certificate should contact a competent tax adviser with respect to the potential tax effects of such transaction.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CERTIFICATES

In order that a Non-Qualified Certificate be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires (a) if any person receiving annuity payments dies on or after the Annuity Commencement Date but prior to the time the entire interest in the Certificate has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the person's death; and (b) if any Participant dies prior to the Annuity Commencement Date, the entire interest in the Certificate will be distributed
(1) within five years after the date of that person's death or (2) as annuity payments which will begin within one year of that Participant's death and which will be made over the life of the Participant's designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary. However, if the Participant's designated Beneficiary is the surviving spouse of the Participant, the Certificate may be continued with the surviving spouse deemed to be the new Participant. Where the Participant or other person receiving payments is not a natural person, the required distributions provided by Section 72(A) apply upon the death of the primary Annuitant.

No regulations interpreting the requirements of Section 72(s) have yet been issued (although proposed regulations have been issued interpreting similar requirements for qualified plans). Fortis Benefits intends to review and modify the Certificate if necessary to ensure that it complies with the requirements of
Section 72(s) when  clarified by regulation or otherwise.

Generally, unless the Beneficiary elects otherwise, the above requirements will be satisfied where the death occurs prior to the Annuity Commencement
Date by paying the death benefit in a single sum, subject to proof of the Participant's death. The Beneficiary, however, may elect by Written Request to receive an annuity option instead of a lump sum payment. However, if the election is not made within 60 days of the date the single sum death benefit otherwise becomes payable, particularly where the annuitant dies and the annuitant is not the Participant, the IRS may disregard the election for tax purposes and tax the Beneficiary as if a single sum payment had been made.

QUALIFIED CERTIFICATES

The Certificates may be used with several types of tax-qualified plans. The tax rules applicable to Participants, Annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a retirement program recognized under the Code on behalf of an individual are excludable from the individual's gross income for tax purposes during the Accumulation Period. The portion, if any, of any purchase payment made by or on behalf of an individual under a Certificate that is not excluded from the individual's gross income for tax purposes during the Accumulation Period constitutes the individual's "investment in the Certificate." Aggregate deferrals under all plans at the employee's option may be subject to limitations.

When annuity payments begin, the individual will receive back his or her "investment in the Certificate" if any, as a tax-free return of capital. The dollar amount of annuity payments received in any year in excess of such return is taxable as ordinary income. When payments are received as an annuity, the tax-free return of capital is treated as if received ratably over the entire period of the annuity until fully recovered (as described above with respect to Non-Qualified Certificates).

The Certificates are available in connection with the following types of retirement plans: Section 403(b) annuity plans for employees of certain tax-exempt organizations and public educational institutions; Section 401 or 403(a) qualified pension, profit-sharing or annuity plans; individual retirement annuities ("IRAs") under Section 408(b); simplified employee pension plans ("SEPs") under Section 408(k); Section 457 unfunded deferred compensation plans of public employers and tax-exempt organizations' and private employer unfunded deferred compensation plans. The tax implications of these plans are further discussed in the Statement of Additional Information under the heading "Taxation Under Certain Retirement Plans."

WITHHOLDING

Annuity payments and other amounts received under Certificates are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States and with respect to certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly from the qualified plan to another qualified retirement plan. Moreover, special "backup withholding" rules may require Fortis Benefits to disregard the recipient's election if the recipient fails to supply Fortis Benefits with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies Fortis Benefits that the TIN provided by the recipient is incorrect.

PORTFOLIO DIVERSIFICATION

The United States Treasury Department has adopted regulations under Section 817(h) of the Code which set standards of diversification for the investments underlying the Certificates, in order for the Certificates to be treated as annuities. Fortis Benefits believes that these diversification standards will be satisfied. Failure to do so would result in immediate taxation to Participants or persons receiving annuity payments of all returns credited to Certificates, except in the case of certain Qualified Certificates. Also, current regulations do not provide guidance as to any circumstances in which control over allocation of values among different investment alternatives may cause Participants or persons receiving annuity payments to be treated as the owners of Variable Account assets for tax purposes. Fortis Benefits reserves the right to amend the Certificates in any way necessary to avoid any such result. The Treasury
Department may establish standards in this regard through regulations or rulings. Such standards may apply only prospectively, although retroactive application is possible if such standards were considered not to embody a new position.

CERTAIN EXCHANGES

Section 1035 of the Code provides generally that no gain or loss will be recognized under the exchange of a life insurance or annuity contract for an annuity contract. Thus, a properly completed exchange from one of these types of products into a Certificate pursuant to the special annuity contract exchange form we provide for this purpose is not generally a taxable event under the Code, and your investment in the Certificate will be the same as your investment in the product you exchanged out of.

Because of the complexity of these and other tax aspects in connection with an exchange, you should consult a tax adviser before making any exchange.

TAX LAW RESTRICTIONS AFFECTING SECTION 403(B) PLANS

Section 403(b)(12) of the Internal Revenue Code restricts the distribution under
Section 403(b) annuity contracts of:

(1)  elective contributions made for years beginning after December 31, 1988;

(2)  earnings on those contributions; and

(3)  earnings on amounts held as of December 31, 1988.

Distribution of these amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions made after December 31, 1988 may not be distributed in the case of hardship.

FURTHER INFORMATION ABOUT FORTIS BENEFITS

GENERAL

Fortis Benefits is engaged in the offer and sale of insurance products, including fixed and variable life insurance policies, fixed and variable annuity contracts, and group life, accident and health insurance policies. The Company markets its products to small business and individuals through a national network of independent agents, brokers, and financial institutions.

SELECTED FINANCIAL DATA

The following is a summary of certain financial data of Fortis Benefits. This summary has been derived in part from, and should be read in conjunction with, the financial statements of Fortis Benefits included elsewhere in this Prospectus.

                                                                       YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------------------------
                                             1995          1994          1993          1992         1991**         1990
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                                                           (IN THOUSANDS)
INCOME STATEMENT DATA
  Premiums and policy fees..............  $ 1,232,329   $ 1,022,446   $   955,053   $   967,111   $   439,348   $   269,374
  Net investment income.................      203,537       162,514       153,657       156,431        89,638        66,540
  Realized investment gains (losses)....       55,080       (28,815)       73,623        37,928         5,234        (3,827)
  Other income..........................       33,085        35,958        27,100        26,176         6,668         1,813
                                          -----------   -----------   -----------   -----------   -----------   -----------
    TOTAL REVENUES......................    1,524,031     1,192,103     1,209,433     1,187,646       540,888       333,900
  Total benefits and expenses...........    1,442,270     1,157,651     1,100,199     1,111,530       505,650       314,451
  Income tax expense....................       27,891        11,595        31,090        25,660        12,776         9,665
                                          -----------   -----------   -----------   -----------   -----------   -----------
  Income before cumulative effect of
   accounting changes*..................       53,870        22,857        78,144        50,456        22,462         9,784
    NET INCOME..........................  $    53,870   $    22,857   $    81,707   $    50,456   $    22,462   $     9,784
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------
BALANCE SHEET DATA
  Total assets***.......................  $ 5,143,012   $ 4,043,914   $ 3,584,139   $ 2,867,999   $ 2,409,881   $   922,858
  Total liabilities.....................    4,431,914     3,569,717     3,052,231     2,460,445     2,056,255       810,580
  Total shareholder's equity***.........      711,098       474,197       531,908       407,554       353,626       112,278

------------------------
  * Prior-year data has not been restated for the adoption of Statements 109 and 106 in 1993 (See Note 2 of the financial statements).
 ** Includes  the group  life and health  business acquired  from Mutual Benefit
    Life Insurance in 1991 (See Note 3 of the financial statements).
*** The years ended December 31, 1995, 1994 and 1993, reflect the impact of the adoption of Statement 115 (See Note 1 of the financial statements).

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

1995 COMPARED TO 1994
FINANCIAL CONDITION

Total assets rose to $5,143 million from $4,044 million in 1994. Half of the increase was due to the assets held in separate accounts which grew from $1,213 million in 1994 to $1,781 million in 1995. Invested assets, excluding Separate Accounts, increased from $2,372 million at December 31, 1994 to $2,936 million at December 31, 1995 due to cash inflows and the appreciation of securities available for sale. Fortis Benefits invests primarily in government and other high-quality marketable fixed income securities with the objective of providing reasonable returns while limiting liquidity and credit risk.

During 1995, the Company's mortgage loans on real estate increased $110 million to $563 million. The Company has a high quality portfolio which has experienced delinquency rates lower than the industry average. Similar to 1994, mortgage loans represent 19% of the Company's invested assets.

Policy reserves and liabilities increased from $3,570 million at December 31, 1994 to $4,432 million at December 31, 1995. Aggregate reserves for traditional life insurance and interest sensitive and investment products increased $222 million from $1,288 million at December 31, 1994 to $1,510 million at December 31, 1995. This increase in traditional life reserves is the result of strong sales of the Company's group insurance and growth in the policyholder's accumulations associated with interest sensitive products.

Policy reserves and claim liabilities for accident and health policies increased by $35 million to nearly $833 million at December 31, 1995. This increase reflects increased volume of business and increased liability costs for existing disabilitants as reflected in the Company's disability reserves. Medical reserves grew somewhat faster than premiums.

Liabilities related to separate accounts increased from $1,208 million at December 31, 1994 to $1,757 million at December 31, 1995. This increase is primarily the result of the increased sales of the Company's variable life and annuity products and market appreciation during 1995.

RESULTS OF OPERATIONS

Total revenues were $1,524 million in 1995 compared to $1,192 million in 1994. Increased premiums and policy charges in the last two years and higher-yielding mortgage loans, offset by lower interest rates, increased the Company's net investment income $41 million to $204 million. The favorable market conditions generated realized gains on securities sold of $55 million in 1995 compared with realized losses on investments of $29 million in 1994.

Traditional life premiums and policy charges increased by $52 million to $297 million in 1995. Traditional life insurance premiums increased by 21% during 1995 to $251 million. The Company has experienced strong sales of group life products due to competitive pricing and marketing emphasis. Interest sensitive and investment product policy charges, which consist primarily of cost of insurance and expense charges on interest sensitive insurance policies, increased 22% to $46 million in 1995 due to continued growth in these products.

Accident and health premiums increased $158 million in 1995 to $935 million from $777 million in 1994 primarily as a result of increased medical and disability sales. Disability insurance accounted for approximately one fourth of the Company's group accident and health insurance revenues. The Company is one of the leading writers of group disability coverages in the United States. This market has been intensely competitive. The Company's strategy has been to emphasize its claim management activities and refine its pricing to better reflect the risks of various industries and occupations.

New regulations in several states have adversely affected current and future profitability of certain medical lines. On October 24, 1995, the Company announced that it will cease selling certain group medical products effective January 1, 1996. The Company will continue to renew and service existing medical business. In the long-term, the Company expects this decision to have a favorable impact on its capital position. In the short-term, management believes this product line change will not have a material impact on the Company's operating results.

Total benefits to policyholders increased by $209 million in 1995 to $1,046 million. Traditional life, interest sensitive and investment products' claims and benefits increased by $59 million to $276 million in 1995 reflecting increased in-force group coverages and a larger in-force block of interest sensitive and investment products.

Accident and health benefits increased to $770 million in 1995 from $620 million in 1994. The increase is due primarily to increased disability business.

Amortization of deferred policy acquisition costs increased to $41 million in 1995 from $35 million in 1994. The increase in the amortization of interest sensitive and investment products of $7 million to $17 million in 1995 from $10 million in 1994 is primarily due to amortization of costs related to products sold in recent years.

Insurance commissions, net of deferrals, increased to $96 million from $86 million in 1994. These additional commissions resulted primarily from an increase in sales of group coverages. General and administrative expenses increased 29% to $255 million in 1995 from $197 million in 1994, approximately in line with the increase in revenue. The increased expenses related primarily to additional staffing and systems integration required to service the increased amount of group insurance business written in 1995.

Income before federal income taxes and cumulative effect of accounting changes totaled $82 million in 1995 compared to $34 million in 1994. Federal income taxes were $28 million in 1995 compared to $12 million in 1994. The Company's effective tax rate was comparable between years.

LIQUIDITY AND CAPITAL RESOURCES

The liquidity requirements of the Company have been met by funds provided from operations and investment activity.

The primary uses of funds are to provide policy benefits, operating expenses, commissions, and to purchase new investments. The Company expects its investment and operating activities to continue to generate sufficient funds for these purposes.

The National Association of Insurance Commissioners (NAIC) has implemented risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of a risk-based capital amount which is then compared to the Company's actual total adjusted capital. The computation involves applying factors to various financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory intervention when the percentage of total adjusted capital is below certain levels. Based on current calculations of the risk-based capital standards, the Company's percentage of total adjusted capital is well in excess of ratios which would require regulatory attention.

Fortis Benefits has no long or short term debt. Less than 2% of the Company's assets consisted of non-investment grade bonds as of December 31, 1995. The Company received additional contributed capital of $50 million in 1995 and $13 million in 1994 from its parent company. Total shareholder's equity was $711 million as of December 31, 1995 compared to $474 million as of December 31, 1994. The net change in unrealized gains on investments accounted for $131 million of the increase.

1994 COMPARED TO 1993

FINANCIAL CONDITION

Total assets rose to $4.0 billion from $3.6 billion in 1993. The increase was due in a large part to the increase in the assets held in separate accounts from $975 million in 1993 to $1,213 million in 1994. Invested assets, excluding Separate Accounts, increased from $2.3 billion at December 31, 1993 to $2.4 billion at December 31, 1994. Fortis Benefits invests primarily in government and other high-quality marketable fixed income securities with the objective of providing reasonable returns while limiting liquidity and credit risk.

During 1994, the Company's mortgage loans on real estate increased nearly $100 million to $450 million. The Company has a high quality portfolio which has experienced delinquency rates lower than the industry average. Mortgage loans represent approximately 19% of the Company's invested assets.

Policy reserves and liabilities increased from $3.0 billion at December 31, 1993 to $3.6 billion at December 31, 1994. Aggregate reserves for traditional life insurance and interest sensitive and investment products contracts increased $200 million from $1.1 billion at December 31, 1993 to $1.3 billion at December 31, 1994. This increase in traditional life reserves is the result of continued strong sales of the Company's deferred income annuities and accumulation in value of its interest sensitive products.

Policy reserves and claim liabilities for accident and health policies increased by $47 million to nearly $800 million at December 31, 1994. This increase reflects increased volume of business and increased liability costs for existing disabilitants as reflected in the Company's disability reserves. Medical reserves grew more slowly primarily due improved experience in its fully insured line while overall reserves increased due to volume growth.

Liabilities related to separate accounts increased from $970 million at December 31, 1993 to $1.2 billion at December 31, 1994. This increase is the result of new sales of the Company's variable life and annuity products during 1994.

RESULTS OF OPERATIONS

Total revenues were $1.2 billion in 1994. Deteriorating investment market conditions in 1994 resulting from higher interest rates increased the Company's investment income $9 million to $163 million while generating realized losses on securities sold of $29 million. Realized gains were $74 million in 1993.

Premiums and policy charges increased by $67 million to $1,022 million in 1994. Traditional life insurance premiums increased by 11% during 1994 to $208 million. The Company has experienced strong sales of life products due to competitive pricing and marketing emphasis.

Interest  sensitive  and  investment  product  policy  charges,  which   consist
primarily of cost of insurance charges on interest sensitive insurance policies, increased 31% to $38 million in 1994 due to continued growth in these products.

The Company is one of the leading writers of group disability coverages in the United States. This market has been intensely competitive. The Company's strategy has been to emphasize its claim management activities and refine its pricing to better reflect the risks of various industries and occupations.

Medical premium growth has slowed over the past several years. The Company's response has been to heavily emphasize its managed care products and focus on the sale of partially self-funded coverages to larger employers. Accident and health premiums increased in 1994 to $777 million from $738 million in 1993 as a result of more aggressive pricing aided by less uncertainty in the market place.

Benefits and expenses increased by $58 million in 1994 to $1,158 million. Traditional life, interest sensitive and investment products' claims and benefits increased by $20 million to $217 million in 1994 reflecting increased inforce group coverages and inforce block of interest sensitive and investment products.

Accident and health benefits increased to $620 million in 1994 from $598 million in 1993. The experience on the Company's medical products has improved in 1994 due to less uncertainty in the marketplace.

Amortization of deferred policy acquisition costs decreased slightly to $35 million in 1994 from $37 million in 1993. The majority of this, $23 million in 1994 and $24 million in 1993, is amortization relating to the block of business acquired from Mutual Benefit Life in 1991.

Insurance  commissions,  net of  deferrals, increased  to  $86 million  from $77 million in 1993. The Company deferred $52 million of commissions in 1994 compared to $44 million in 1993. This additional deferral resulted from an increase in sales of interest sensitive and investment products. General and administrative expenses increased 6% to $197 million in 1994 from $186 million in 1993 consistent with revenue growth from insurance operations.

Income before federal income taxes and cumulative effect of accounting changes totaled $34 million in 1994 compared to $109 million in 1993. Federal income taxes were $12 million in 1994 compared to $31 million in 1993. The decrease in taxes was due primarily to tax credits resulting from realized losses in 1994 versus tax expense related to realized gains in 1993.

LIQUIDITY AND CAPITAL RESOURCES

The liquidity requirements of the company have been met by funds provided from operations and investment activity.

The primary uses of funds are to provide policy benefits and reserves, pay operating expenses and commissions, and to purchase new investments. The company expects its investments and operating activities to continue to generate sufficient funds for these purposes.

The National Association of Insurance Commissioners (NAIC) has implemented risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of a risk-based capital amount which is then compared to the Company's actual total adjusted capital. The computation involves applying factors to various financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory intervention when the percentage of total adjusted capital to authorized control level risk-based capital is below certain levels. Based on current calculations of the risk-based capital standards, the Company's percentage to total adjusted capital is well in excess of ratios which would require regulatory attention.

Fortis Benefits has no long or short term debt. Less than 2% of the Company's assets consisted of non-investment grade bonds as of December 31, 1994 and the Company does not expect this percentage to increase  significantly  in future  years.  The company  received  additional contributed capital of $13 million in 1994 from its parent company. Total shareholder's equity was $474 million as of December 31, 1994 compared to $532 million as of December 31, 1993.

COMPETITION

Fortis Benefits seeks to compete primarily on the basis of customer service, product design, and, in the case of products funded through Series Fund, the investment results achieved by Fortis Advisers, Inc. Many other insurance companies compete with Fortis Benefits in each of its markets, including on the basis of price. Many of these companies, which include some of the largest and best known insurance companies, have considerably greater resources than Fortis Benefits.

REGULATION AND RESERVES

The Company is subject to regulation and supervision by the insurance departments of the states in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards, and accounting and financial reporting procedures. Fortis Benefits' operations and accounts are subject to periodic examination by insurance regulatory authorities.

Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed up to prescribed limits for insurance contract losses, if covered, incurred by insolvent companies. The amount of any future assessments of Fortis Benefits under these laws cannot be reasonably estimated. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Federal measures that may adversely affect the insurance business include health care reform, employee benefit regulation, controls on medicare costs and medical entitlement programs, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the relative desirability of various personal investment vehicles, and removal of impediments on the entry of banking institutions into the business of insurance.

Pursuant to state insurance laws and regulations, Fortis Benefits is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including the Certificates, if Fortis Benefits were to incur claims or expenses at rates significantly higher than expected (due, for example, to acquired immune deficiency syndrome or other infectious diseases or catastrophes) or significant unexpected losses on its investments.

EMPLOYEES AND FACILITIES

Fortis Benefits has approximately 2,000 employees and considers its employee relations to be excellent; Fortis Benefits owns its Home Office building, consisting of 295,000 square feet in Woodbury, Minnesota. It also has administrative offices in Kansas City, Missouri. Fortis Benefits leases a portion of that building consisting of 297,000 square feet. In addition Fortis Benefits has several regional claims and sales offices throughout the United States. Fortis Benefits occupies approximately 100% of its home office and 70% of its administration building, which it expects will be adequate for its purposes for the foreseeable future.

DIRECTORS AND EXECUTIVE OFFICERS

Set forth is information concerning the Company's directors and executive officers, to the extent responsible for its variable annuity operations, together with their business experience and principal occupations for the past five years:

OFFICER-DIRECTORS
Dean C. Kopperud, 43         President--Fortis Financial Group; also officer of affiliated companies.
Director since 1995
Robert Brian Pollock, 41     President and Chief Executive Officer; before then Senior Vice President--Life and
Director Since 1988          Disability.
Thomas Michael Keller, 48    President--Fortis Healthcare; before then Senior Vice President of Fortis, Inc.
Director since 1990

OTHER DIRECTORS
Allen Royal Freedman, 56     Chairman and Chief Executive Officer of Fortis, Inc.
Chairman of the Board since
1995
Henry Carroll Mackin, 54     Executive Vice President of Fortis, Inc.
Director Since 1990
Arie Aristide Fakkert, 52    Assistant General Manager of Fortis International N.V.
Director Since 1987

EXECUTIVE OFFICERS
Rhonda Schwartz, 31          Senior  Vice President and  General Counsel--Life and  Investment Products; before then Secretary and General Counsel of Fortis, Inc.; before then Norris, McLaughlin
                             & Marcus--attorneys.
Larry A. Medin, 46           Senior  Vice  President--Sales;   before  then   Senior  Vice   President--Western
                             Divisional Officer, Colonial Group, Inc.
Michael John Peninger, 41    Senior Vice President and Chief Financial Officer
Jon H. Nicholson, 46         Vice President--Annuities.
Anthony J. Rotondi, 50       Senior Vice President--Life Operations.

Fortis Benefits' officers serve at the pleasure of the board of directors, and members of the board serve without compensation (except for expenses of
attending   board  meetings),  until  their  successors  are  duly  elected  and qualified.

Mr. Freedman is a director of Systems and Computer Technology Corporation. Mr. Freedman is also a director of the following registered investment companies:
Fortis Equity Portfolios, Inc.; Fortis Growth Fund, Inc.; Fortis Fiduciary Fund, Inc., Fortis Income Portfolios, Inc.; Fortis Securities, Inc.; Fortis Tax-Free Portfolios, Inc.; Fortis Money Portfolios, Inc.; Fortis Advantage Portfolios, Inc.; Fortis World Wide Portfolios, Inc.; Fortis Series Fund, Inc.; Special Portfolios, Inc.

EXECUTIVE COMPENSATION

Set forth below is certain information concerning the compensation of the executive officers of Fortis Benefits.

--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

                                                                  ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                                        ---------------------------------------  ----------------------------
                                                                                OTHER ANNUAL        LTIP         ALL OTHER
        NAME AND PRINCIPAL POSITION            YEAR      SALARY      BONUS      COMPENSATION       PAYOUTS    COMPENSATION (1)
-------------------------------------------  ---------  ---------  ---------  -----------------  -----------  ---------------
Robert B. Pollock                                 1995  $ 300,888  $  84,000      $       0       $       0      $  14,851
 President and Chief Executive Officer            1994    200,000     84,000              0               0         14,150
                                                  1993    140,908     60,000              0          40,907         11,328
-----------------------------------------------------------------------------------------------------------------------------
James R. Faust                                    1995    301,121     37,150              0          47,494         14,829
 Executive Vice President--                       1994    200,000     37,150              0          51,236         12,346
 Marketing and Sales                              1993    189,785    102,100              0               0         14,150
-----------------------------------------------------------------------------------------------------------------------------
Anthony J. Rotondi                                1995    213,672     54,375              0               0         12,667
 Sr. Vice President--                             1994    150,000     54,375              0               0         12,866
 Manufacturing and Information Technology         1993    142,000     54,400              0               0         11,816
-----------------------------------------------------------------------------------------------------------------------------
William D. Greiter                                1995    210,771     38,808              0               0         12,528
 Senior Vice President                            1994    144,000     36,750              0               0         10,834
                                                  1993    138,000    105,570              0          61,063          8,994
-----------------------------------------------------------------------------------------------------------------------------
Michael John Peninger                             1995    206,703     39,150              0               0         12,249
 Senior Vice President and                        1994    135,000     39,150              0               0         10,116
 Chief Financial Officer                          1993    125,487     33,594              0          25,708          8,994

------------------------
1 This column includes contributions made by Fortis Benefits for the year for the benefit for the named individual to a defined contribution retirement plans.

LONG-TERM INCENTIVE PLAN AWARDS TABLE
(LONG-TERM INCENTIVE PLAN(1) AWARDS IN LAST FISCAL YEAR)

                                                                       PERFORMANCE OR
                                                                        OTHER PERIOD      ESTIMATED FUTURE PAYOUTS UNDER
                                                        NUMBER OF           UNTIL          NON-STOCK PRICE BASED PLANS
                                                     SHARES, UNITS OR   MATURATION OR   ----------------------------------
NAME                                                   OTHER RIGHTS        PAYOUT       THRESHOLD    TARGET      MAXIMUM
---------------------------------------------------  ----------------  ---------------  ---------  ----------  -----------
Robert B. Pollock..................................       172 Units         3 years      0 Units    348 Units    447 Units
James R. Faust.....................................       232 Units         3 years      0 Units    284 Units    852 Units
Anthony J. Rotondi.................................       216 Units         3 years      0 Units    170 Units    510 Units
William D. Greiter.................................       140 Units         3 years      0 Units    184 Units    552 Units
Michael John Peninger..............................       151 Units         3 years      0 Units    178 Units    534 Units

------------------------
1 Units shown in this table represent performance units granted pursuant to an Executive Incentive Compensation Plan in which officers and managers of Fortis Benefits participate. Awards are made pursuant to this plan based on the employee's position with Fortis Benefits and salary level and the extent to which the employee and Fortis Benefits meet certain performance objectives over 1- and 3-year periods. Employees may elect to defer awards payable to them under this plan.

As additional compensation to its employees and executive officers, Fortis Benefits has an Employees' Uniform Retirement Plan and an Executive Retirement Plan which generally provide an annual annuity benefit upon retirement at age 65 (or a reduced benefit upon early retirement) equal to: .9% of the employee's Average Annual compensation up to the employee's social security covered compensation, plus 1.3% of compensation above the social security covered compensation, up to $235,840, as adjusted by an index, multiplied by the employee's years of credited services.

In addition, Fortis Benefits provides an unfunded Supplemental Executive Retirement Plan for certain executives of Fortis Benefits. Mr. Pollock is the only named executive currently covered by the Plan. Under the Supplemental Executive Retirement Plan, the annual benefit is calculated by subtracting the benefit payable under the Employees' Uniform Retirement Plan and the estimated Social Security benefit from the "Target Benefit." The "Target Benefit" is equal to 50% of Final Average Salary (average salary over the final 36 consecutive months of employment) reduced for less than 20 years of service at retirement. Upon retirement prior to age 65 and after attaining age 55 with 10 years of service, special early retirement rules apply. The salary used to calculate the Final Average Salary consists of regular compensation and the annual target incentive bonus of the participant. The estimated annual benefit of Mr. Pollock, based on current compensation levels, under this plan is $33,504.

The following table illustrates the COMBINED estimated life annuity benefit payable from the Employees' Uniform Retirement Plan and Executive Retirement Plan to employees with the specified Final Average Salary and years of service upon retirement.

PENSION PLAN TABLE*

                                                     YEARS OF SERVICE
                             ----------------------------------------------------------------
FINAL AVERAGE SALARY            10         15         20         25         30         35
---------------------------  ---------  ---------  ---------  ---------  ---------  ---------
$125,000...................  $  15,213  $  22,820  $  30,426  $  38,033  $  45,640  $  53,246
 150,000...................     18,463     27,695     36,926     46,158     55,390     64,621
 175,000...................     21,713     32,570     43,426     54,283     65,140     75,996
 200,000...................     24,963     37,445     49,926     62,408     74,890     87,371
 225,000...................     28,141     42,211     56,282     70,352     84,423     98,493
 250,000+..................     29,557     44,336     59,115     73,894     88,672    103,451

------------------------
*The table excludes social security benefits. In general, for the purposes of these plans, compensation includes salary and bonuses. The credited years of service with Fortis Benefits for these individuals named in the Summary Compensation Table above are as follows: 14, 4, 21, 10, and 9, respectively.

OWNERSHIP OF SECURITIES

All of Fortis Benefits' outstanding shares are owned by Time Insurance Company, 515 West Wells, Milwaukee, Wisc. 53201, which is itself wholly owned by Fortis, Inc., One Chase Manhattan Plaza, New York, N.Y. 10005. Fortis, Inc., in turn is wholly owned by Fortis International, Inc., which is wholly owned by AMEV/VSB 1990 N.V., both of which share the same address with N.V. AMEV., Archimedeslaan 10, 3584 BA, Utrecht, The Netherlands. AMEV/VSB 1990 N.V. is 50% owned by Fortis AMEV and 50% owned, through certain subsidiaries, by Fortis AG, Boulevard Emile Jacqmain 53, 1000 Brussels, Belgium.

VOTING PRIVILEGES

In accordance with its view of current applicable law, Fortis Benefits will vote shares of each of the Portfolios which are attributable to a Certificate at regular and special meetings of the shareholders of Series Fund in proportion to instructions received from the persons having the voting interest in the Certificate as of the record date for the corresponding Series Fund shareholders meeting. Participants have the voting interest during the Accumulation Period, persons receiving annuity payments during the Annuity Period, and Beneficiaries after the death of the Annuitant or Participant. However, if the Investment Company Act of 1940 or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result Fortis Benefits determines that it is permitted to vote shares of the Portfolios in its own right, it may elect to do so.

During the Accumulation Period, the number of shares of a Portfolio attributable to a Certificate is determined by dividing the amount of Certificate Value in the corresponding Subaccount pursuant to the Certificate as of the record date for the shareholders meeting by the net asset value of one Portfolio share as of that date. During the Annuity Period, or after the death of the Annuitant or Participant, the number of Portfolio shares deemed attributable to the Certificate will be computed in a comparable manner, based on the liability for future variable annuity payments allocable to that Subaccount under the Certificate as of the record date. Such liability for future payments will be calculated on the basis of the mortality assumptions and the assumed interest rate used in determining the number of Annuity Units credited to the Certificate and the applicable Annuity Unit value on the record date. During the Annuity Period, the number of votes attributable to a Certificate will generally decrease since funds set aside to make the annuity payments will decrease.

Fortis Benefits will vote shares for which it has received no timely instructions, and any shares attributable to excess amounts Fortis Benefits has accumulated in the related Subaccount, in proportion to the voting instructions which it receives with respect to all Certificates and other variable annuity contracts participating in a Portfolio. To the extent that Fortis Benefits or any affiliated company holds any shares of a Portfolio, they will be voted in the same proportion as instructions for that Portfolio that are received from persons holding the voting interest with respect to all Fortis Benefits separate accounts participating in that Portfolio. Shares held by separate accounts other than the Variable Account will in general be voted in accordance with instructions of participants in such other separate accounts. This diminishes the relative voting influence of the Certificates.

Each person having a voting interest in a Subaccount of the Separate Account will receive proxy material, reports and other materials relating to the appropriate Portfolio. Pursuant to the procedures described above, these persons may give instructions regarding the election of the Board of Directors of Series Fund, ratification of the selection of its independent auditors, the approval of the investment managers of a Portfolio, changes in fundamental investment policies of a Portfolio and all other matters that are put to a vote by Series Fund shareholders.

LEGAL MATTERS

The legality of the Certificates described in this Prospectus has been passed upon by David A. Peterson, Esquire, Assistant General Counsel with the law department of Fortis Benefits. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Fortis Benefits on certain federal securities law matters.

OTHER INFORMATION

Registration Statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the Certificates discussed in this Prospectus. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Prospectus. Statements contained in this Prospectus concerning the content of the Certificates and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

A Statement of Additional Information is available upon request. Its contents are as follows:

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                    PAGE
                                                     ---
Fortis Benefits and the Variable Account.......           2
Calculation of Annuity Payments................           2
Postponement of Payments.......................           3
Services.......................................           4
  - Safekeeping of Variable Account Assets.....           4
  - Experts....................................           4
  - Principal Underwriter......................           4
Limitations on Allocations.....................           4
Change of Investment Adviser or Investment
 Policy........................................           4
Taxation Under Certain Retirement Plans........           5
Withholding....................................           9
Terms of Exemptive Relief in Connection With
 Mortality and Expense Risk Charge.............           9
Variable Account Financial Statements..........          10
APPENDIX A--Performance Information............         A-1

FORTIS BENEFITS FINANCIAL STATEMENTS

The financial statements of Fortis Benefits that are included in this Prospectus should be considered primarily as bearing on the ability of Fortis Benefits to meet its obligations under the Certificates. The Certificates are not entitled to participate in earnings, dividends or surplus of Fortis Benefits.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheets of Fortis Benefits Insurance Company as of December 31, 1995 and 1994, and the related statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

In 1993, as discussed in Note 2 to the financial statements, the Company changed its method of accounting for income taxes, postretirement benefits other than pensions and certain investments in debt and equity securities.

/s/ Ernst & Young LLP
Minneapolis, Minnesota
February 14, 1996

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                                  DECEMBER 31
                                                                                          ---------------------------
                                                                                              1995           1994
                                                                                          ------------   ------------
ASSETS
Investments--Note 4
  Fixed maturities, at fair value (amortized cost 1995--$1,951,204; 1994--$1,749,347)...  $  2,075,624   $  1,674,782
  Equity securities, at fair value (cost 1995--$60,935; 1994--$59,010)..................        78,852         64,552
  Mortgage loans on real estate, less allowance for possible losses (1995--$8,353;
   1994--$7,429)........................................................................       562,697        452,547
  Policy loans..........................................................................        53,863         49,221
  Short-term investments................................................................       153,499        117,562
  Real estate and other investments.....................................................        11,918         13,441
                                                                                          ------------   ------------
                                                                                             2,936,453      2,372,105

Cash....................................................................................             1         10,888

Receivables:
  Uncollected premiums..................................................................        55,992         40,667
  Reinsurance recoverable on unpaid and paid losses.....................................        11,812         15,181
  Due from affiliates...................................................................           388          2,220
  Other.................................................................................        14,581         12,593
                                                                                          ------------   ------------
                                                                                                82,773         70,661

Accrued investment income...............................................................        41,209         38,584
Deferred policy acquisition costs--Note 5...............................................       237,509        232,198
Property and equipment at cost, less accumulated depreciation--Note 6...................        60,031         56,939
Deferred federal income taxes--Note 8...................................................            --         48,509
Other assets............................................................................         3,551          1,120
Assets held in separate accounts--Note 9................................................     1,781,485      1,212,910
                                                                                          ------------   ------------
TOTAL ASSETS............................................................................  $  5,143,012   $  4,043,914
                                                                                          ------------   ------------
                                                                                          ------------   ------------

                       See notes to financial statements.

FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                                    DECEMBER 31
                                                                                            ---------------------------
                                                                                                1995           1994
                                                                                            ------------   ------------
POLICY RESERVES, LIABILITIES, AND SHAREHOLDER'S EQUITY

POLICY RESERVES AND LIABILITIES
  Future policy benefit reserves:
    Traditional life insurance............................................................  $    407,706   $    375,257
    Interest sensitive and investment products............................................     1,101,931        912,653
    Accident and health...................................................................       832,925        798,293
                                                                                            ------------   ------------
                                                                                               2,342,562      2,086,203

  Unearned premiums.......................................................................        13,044         16,145
  Other policy claims and benefits payable................................................       196,403        169,864
  Policyholder dividends payable..........................................................         7,930          6,793
                                                                                            ------------   ------------
                                                                                               2,559,939      2,279,005
  Accrued expenses........................................................................        68,441         45,905
  Current income taxes payable............................................................         5,375          4,352
  Deferred federal income taxes--Note 8...................................................         9,538             --
  Other liabilities.......................................................................        31,145         32,416
  Liabilities related to separate accounts................................................     1,757,476      1,208,039
                                                                                            ------------   ------------
TOTAL POLICY RESERVES AND LIABILITIES.....................................................     4,431,914      3,569,717

SHAREHOLDER'S EQUITY--Notes 1, 10 and 12
  Common stock, $5 par value, 1,000,000 shares authorized, issued and outstanding.........         5,000          5,000
  Additional paid-in capital..............................................................       408,000        358,000
  Retained earnings.......................................................................       207,421        153,551
  Unrealized gains (losses) on investments, net--Note 4...................................        88,131        (42,908)
  Unrealized gains on assets held in separate accounts net of deferred taxes of $1,371 in
   1995
   and $298 in 1994.......................................................................         2,546            554
                                                                                            ------------   ------------
TOTAL SHAREHOLDER'S EQUITY................................................................       711,098        474,197
                                                                                            ------------   ------------
TOTAL RESERVES, LIABILITIES, AND SHAREHOLDER'S EQUITY.....................................  $  5,143,012   $  4,043,914
                                                                                            ------------   ------------
                                                                                            ------------   ------------

                       See notes to financial statements.

STATEMENTS OF INCOME
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                                            YEAR ENDED DECEMBER 31
                                                                                  ------------------------------------------
                                                                                      1995           1994           1993
                                                                                  ------------   ------------   ------------
REVENUES
  Insurance operations
    Traditional life insurance premiums.........................................  $    251,353   $    207,824   $    187,863
    Interest sensitive and investment product policy charges....................        46,076         37,823         28,778
    Accident and health premiums................................................       934,900        776,799        738,412
                                                                                  ------------   ------------   ------------
                                                                                     1,232,329      1,022,446        955,053
  Net investment income--Note 4.................................................       203,537        162,514        153,657
  Realized gains (losses) on investments--Note 4................................        55,080        (28,815)        73,623
  Other income..................................................................        33,085         35,958         27,100
                                                                                  ------------   ------------   ------------
      TOTAL REVENUES............................................................     1,524,031      1,192,103      1,209,433
BENEFITS AND EXPENSES
  Benefits to policyholders:
    Traditional life insurance..................................................       202,911        162,168        145,958
    Interest sensitive and investment products..................................        73,676         55,026         50,935
    Accident and health.........................................................       769,588        620,367        598,146
                                                                                  ------------   ------------   ------------
                                                                                     1,046,175        837,561        795,039
  Policyholder dividends........................................................         4,305          1,986          5,855
  Amortization of deferred policy acquisition costs--Note 5.....................        41,291         34,566         36,503
  Insurance commissions.........................................................        95,559         86,111         76,816
  General and administrative expenses...........................................       254,940        197,427        185,986
                                                                                  ------------   ------------   ------------
      TOTAL BENEFITS AND EXPENSES...............................................     1,442,270      1,157,651      1,100,199
                                                                                  ------------   ------------   ------------
Income before federal income taxes and cumulative effect of accounting
 changes........................................................................        81,761         34,452        109,234
Federal income taxes--Note 8....................................................        27,891         11,595         31,090
                                                                                  ------------   ------------   ------------
Income before cumulative effect of accounting changes...........................        53,870         22,857         78,144
  Cumulative effect of change in accounting for income taxes--Note 2............            --             --          4,814
  Cumulative effect of change in accounting for postretirement benefits other than pensions,
   net of tax--Note 2...........................................................            --             --         (1,251)
                                                                                  ------------   ------------   ------------
      NET INCOME................................................................  $     53,870   $     22,857   $     81,707
                                                                                  ------------   ------------   ------------
                                                                                  ------------   ------------   ------------

                       See notes to financial statements.

STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                                                       UNREALIZED
                                                                                         UNREALIZED     GAINS ON
                                                               ADDITIONAL                   GAINS      ASSETS HELD
                                                    COMMON       PAID-IN     RETAINED    (LOSSES) ON   IN SEPARATE
                                                     STOCK       CAPITAL     EARNINGS    INVESTMENTS    ACCOUNTS       TOTAL
                                                  -----------  -----------  -----------  -----------  -------------  ---------
Balance January 1, 1993.........................   $   5,000    $ 345,000    $  52,634    $   4,263     $     657    $ 407,554
Net income......................................          --           --       81,707           --            --       81,707
Dividends to shareholder........................          --           --       (4,000)          --            --       (4,000)
Other...........................................          --           --          353           --            --          353
Change in unrealized gains on investments,
 net............................................          --           --           --        2,099            --        2,099
Change in unrealized gains on investments, net,
 resulting from initial adoption of FASB
 115--Note 1....................................          --           --           --       43,782            --       43,782
Change in unrealized gain on assets held in
 separate account, net of deferred tax expense
 of $238........................................          --           --           --           --           413          413
                                                       -----   -----------  -----------  -----------        -----    ---------
Balance December 31, 1993.......................       5,000      345,000      130,694       50,144         1,070      531,908
Net income......................................          --           --       22,857           --            --       22,857
Additional paid-in capital......................          --       13,000           --           --            --       13,000
Change in unrealized losses on investments,
 net............................................          --           --           --      (93,052)           --      (93,052)
Change in unrealized gain on assets held in
 separate account, net of deferred tax benefit
 of $277........................................          --           --           --           --          (516)        (516)
                                                       -----   -----------  -----------  -----------        -----    ---------
Balance December 31, 1994.......................       5,000      358,000      153,551      (42,908)          554      474,197
Net income......................................          --           --       53,870           --            --       53,870
Additional paid-in capital......................          --       50,000           --           --            --       50,000
Change in unrealized gains on investments,
 net............................................          --           --           --      131,039            --      131,039
Change in unrealized gain on assets held in
 separate account, net of deferred tax expense
 of $1,073......................................          --           --           --           --         1,992        1,992
                                                       -----   -----------  -----------  -----------        -----    ---------
Balance December 31, 1995.......................   $   5,000    $ 408,000    $ 207,421    $  88,131     $   2,546    $ 711,098
                                                       -----   -----------  -----------  -----------        -----    ---------
                                                       -----   -----------  -----------  -----------        -----    ---------

STATEMENT OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                                           YEAR ENDED DECEMBER 31
                                                                                ---------------------------------------------
                                                                                    1995            1994            1993
                                                                                -------------   -------------   -------------
OPERATING ACTIVITIES
  Net income..................................................................  $      53,870   $      22,857   $      81,707
  Adjustments to reconcile net income to net cash provided by operating activities:
    Cumulative effect of accounting changes...................................             --              --          (3,563)
    Increase in future policy benefit reserves for traditional, interest
     sensitive and accident and health policies...............................         80,478          79,014          58,299
    Increase (decrease) in other policy claims and benefits and policyholder
     dividends payable........................................................         27,676          10,075         (15,868)
    Decrease in deferred federal income taxes.................................        (13,584)         (2,356)         (9,776)
    Increase (decrease) in income taxes payable...............................          1,023           3,283         (12,733)
    Amortization of policy acquisition costs..................................         41,291          34,566          36,503
    Policy acquisition costs deferred.........................................        (56,391)        (54,349)        (45,841)
    Provision for mortgage loan losses........................................            924           1,105           1,648
    Provision for depreciation................................................         15,654          12,267           9,399
    Accrual of discount, net..................................................           (239)           (914)             72
    Change in receivables, accrued investment income, unearned premiums,
     accrued expenses and other liabilities...................................          3,427         (36,650)          5,751
    Net realized (gains) losses on investments................................        (55,080)         28,815         (73,623)
    Other.....................................................................         (2,431)           (135)            164
                                                                                -------------   -------------   -------------
      NET CASH PROVIDED BY OPERATING ACTIVITIES...............................         96,618          97,578          32,139
INVESTING ACTIVITIES
  Purchase of fixed maturity investments......................................     (2,151,133)     (1,943,697)     (2,337,842)
  Sales or maturities of fixed maturity investments...........................      2,000,068       1,798,184       2,358,288
  (Increase) decrease in short-term investments...............................        (35,908)        (44,266)         28,756
  Purchase of other investments...............................................       (240,264)       (211,836)       (201,601)
  Sales or maturities of other investments....................................        112,598         104,399          75,539
  Purchase of property and equipment..........................................        (19,975)        (16,164)        (13,155)
  Purchase of group insurance business........................................             --          (6,644)         (5,521)
  Other.......................................................................          1,229             500              49
                                                                                -------------   -------------   -------------
      NET CASH USED BY INVESTING ACTIVITIES...................................       (333,385)       (319,524)        (95,487)
FINANCING ACTIVITIES
  Activities related to investment products:
    Considerations received...................................................        187,484         200,499          68,943
    Surrenders and death benefits.............................................        (60,522)        (19,207)        (37,262)
    Interest credited to policyholders........................................         48,918          31,867          30,024
  Additional paid-in capital from shareholder.................................         50,000          13,000              --
  Dividends paid to shareholder...............................................             --              --          (4,000)
                                                                                -------------   -------------   -------------
      NET CASH PROVIDED BY FINANCING ACTIVITIES...............................        225,880         226,159          57,705
                                                                                -------------   -------------   -------------
      INCREASE (DECREASE) IN CASH.............................................        (10,887)          4,213          (5,643)
Cash at beginning of year.....................................................         10,888           6,675          12,318
                                                                                -------------   -------------   -------------
      CASH AT END OF YEAR.....................................................  $           1   $      10,888   $       6,675
                                                                                -------------   -------------   -------------
                                                                                -------------   -------------   -------------

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY

DECEMBER 31, 1995

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS: Fortis Benefits Insurance Company (the Company) is an affiliate of the worldwide Fortis group of companies owned by Fortis AMEV of the Netherlands and Fortis AG of Belgium. The Company is incorporated in Minnesota and distributes its products in all states except New York. To date, the majority of the Company's revenues have been derived from group employee benefits products and the remainder from individual life and annuity products.

BASIS OF STATEMENT PRESENTATION: The financial statements are presented in conformity with generally accepted accounting principles. Certain amounts included in the 1993 and 1994 financial statements have been reclassified to conform to the 1995 presentation.

RECOGNITION OF REVENUES, POLICY RESERVES AND LIABILITIES AND POLICY  ACQUISITION
COSTS: The Company follows generally accepted accounting principles which differ in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The more significant of these principles are:

    Premiums for long-duration traditional life policies are recognized as revenues when due over the premium-paying period. Liabilities for future policy benefits and expenses are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

    Revenues for universal life and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges and certain deferred policy initiation fees that are being recognized in income over the term of the policies. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 4% to 7.80% in 1995 and 1994.

    Premiums for long-term disability, short-term traditional life, and accident and health are recognized as revenues ratably over the contract period in proportion to the risk insured. Liabilities for future disability income policy benefits are based on the 1964 Commissioners Disability Table at 6 percent interest. Calculated reserves are modified based on the Company's actual experience. Claims and benefits payable for reported and incurred but not reported losses and related loss adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in earnings currently.

    For interest sensitive and investment products, deferred policy acquisition costs are amortized in relation to profits. For group life, accident and health, disability, and dental insurance business acquired on October 1, 1991 (see Note 3), the Company recorded the present value of future profits as deferred policy acquisition costs. These costs are amortized in proportion to premium revenue over the estimated premium paying period of the related policies and, if required, are expensed when such costs are deemed not to be recoverable from future policy revenues, including the related investment income.

    For insurance products issued subsequent to December 31, 1984, the costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred, to the extent recoverable from future profits, and amortized against income. The period of amortization varies depending upon the product. For traditional life products, the policy acquisition costs are deferred and amortized over the premium paying period of the contracts. For interest sensitive and investment products, the policy acquisition costs are deferred and amortized in relation to the present value of estimated future gross profits.

INVESTMENTS: The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

Prior to December 31, 1993, the Company classified fixed maturity investments as available-for-sale recorded at the lower of amortized cost or market, computed on a portfolio basis. Equity securities were carried at fair value. At December 31, 1993, all fixed maturity securities were classified as available-for-sale and carried at fair value. The effect of adopting Statement 115 at December 31, 1993 was to increase the carrying amount of fixed maturities by $76,309,000, policyholder dividends payable by $2,684,000, deferred income taxes by $23,575,000 and shareholder's equity by $43,782,000 and to reduce the carrying amount of deferred policy acquisition costs by $6,268,000. Beginning in 1994, the classification of fixed maturity investments between available-for-sale or held to maturity is made at the time of each purchase and, prospectively, that classification is reevaluated as of each balance sheet date.

Changes in market values of available-for-sale securities, after deferred income taxes and after adjustment for the amortization of deferred policy acquisition costs, and participating policyholders' share of earnings are reported as unrealized gains (losses) on investments directly in shareholder's equity and, accordingly, have no effect on net income. The offsets to the unrealized appreciation or depreciation represent valuation adjustments relating to amounts of additional deferred policy acquisition costs or amortization of deferred policy acquisition costs and the additional liabilities established for future policyholder benefits and participating policyholders' share of the Company's earnings that would have been required as a charge or credit to operations had such unrealized amounts been realized.

Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at unpaid balances, adjusted for amortization of premium or discount, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments. Policy loans are reported at unpaid balance.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

PROPERTY AND EQUIPMENT: Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight line method over the estimated useful lives of the related property.

INCOME TAXES: Income taxes have been provided using the liability method in accordance with Financial Accounting Standards Board ("FASB") Statement 109, ACCOUNTING FOR INCOME TAXES. Deferred tax assets and liabilities are determined based on the differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS: Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value.

GUARANTY FUND ASSESSMENTS: The economy and other factors have caused an increase in the number of insurance companies that are under regulatory supervision. This circumstance may result in an increase in assessments by state guaranty funds, or voluntary payments by solvent insurance companies, to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the impact of future assessments on its financial position but does not believe that the impact will be material.

USE OF ESTIMATES: The preparation of financial statements in conformity of generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.  CHANGES IN ACCOUNTING PRINCIPLES

EMPLOYERS' ACCOUNTING FOR POSTRETIREMENT BENEFITS OTHER THAN PENSIONS: Effective January 1, 1993, the Company adopted FASB Statement 106, EMPLOYERS' ACCOUNTING FOR POSTRETIREMENT BENEFITS OTHER THAN PENSIONS. The Company elected to immediately recognize the cumulative effect of this change in accounting for postretirement benefits of $1,895,000 ($1,251,000 net of deferred income tax benefit), which represents the accumulated postretirement benefit obligation existing at January 1, 1993. The impact of Statement 106 on operating results for 1993 was not material.

ACCOUNTING FOR INCOME TAXES: Effective January 1, 1993, the Company adopted FASB Statement 109, ACCOUNTING FOR INCOME TAXES. Statement 109 provides for a balance sheet approach in determining deferred income tax assets and liabilities. The cumulative effect of adopting Statement 109 increased the Company's deferred tax asset and net income by approximately $4,814,000 in 1993.

ACCOUNTING AND  REPORTING FOR  REINSURANCE OF  SHORT-DURATION AND  LONG-DURATION
CONTRACTS: In 1993, the Company adopted FASB Statement 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS. Under Statement 113, amounts paid or deemed to have been paid for reinsurance contracts are recorded as reinsurance recoverables.

ACCOUNTING FOR CERTAIN DEBT AND EQUITY SECURITIES: The Company adopted FASB Statement 115, ACCOUNTING FOR CERTAIN DEBT AND EQUITY SECURITIES, as of December 31, 1993. Under Statement 115, all fixed maturities are classified as available-for-sale and carried at fair value, while equity securities continue to be carried at fair value. Adoption of Statement 115 had no effect on net income in 1993.

3.  ACQUIRED BUSINESS
In October, 1991, the Company purchased certain assets and assumed certain liabilities from The Mutual Benefit Life Insurance Company in Rehabilitation
(MBL). The seller transferred to the Company, the assets and liabilities relating to the group life, accident and health, disability and dental insurance business of MBL. The acquisition was accounted for as a purchase. The Company purchased this business for $318,000,000. Per contractual agreement, additional payments were paid to MBL based upon the persistency of the long term disability portion of the business. Under terms of this agreement, the Company paid $6,644,000, $5,521,000 and $8,685,000 in 1994, 1993, and 1992, respectively.
This additional purchase price was accounted for as deferred policy acquisition costs. No additional payments will be made.

4.  INVESTMENTS

AVAILABLE FOR SALE SECURITIES: The following is a summary of the available for sale securities (in thousands):

                                                                       GROSS          GROSS
                                                      AMORTIZED      UNREALIZED     UNREALIZED
                                                         COST           GAIN           LOSS        FAIR VALUE
                                                     ------------   ------------   ------------   ------------
December 31, 1995:
  Fixed Income Securities:
    Governments....................................  $   453,406    $    36,938    $       142    $   490,202
    Public utilities...............................       55,793          4,617             --         60,410
    Industrial & miscellaneous.....................    1,420,374         82,705          1,282      1,501,797
    Other..........................................       21,631          1,586              2         23,215
                                                     ------------   ------------        ------    ------------
      Total........................................    1,951,204        125,846          1,426      2,075,624
  Equity Securities................................       60,935         20,321          2,404         78,852
                                                     ------------   ------------        ------    ------------
      Total........................................  $ 2,012,139    $   146,167    $     3,830    $ 2,154,476
                                                     ------------   ------------        ------    ------------
                                                     ------------   ------------        ------    ------------
December 31, 1994:
  Fixed Income Securities:
    Governments....................................  $   829,607    $     1,129    $    40,642    $   790,094
    Public utilities...............................       60,885          1,132          1,389         60,628
    Industrial & miscellaneous.....................      847,018          3,184         38,505        811,697
    Other..........................................       11,837            764            238         12,363
                                                     ------------   ------------        ------    ------------
      Total........................................    1,749,347          6,209         80,774      1,674,782
  Equity Securities................................       59,010          9,896          4,354         64,552
                                                     ------------   ------------        ------    ------------
      Total........................................  $ 1,808,357    $    16,105    $    85,128    $ 1,739,334
                                                     ------------   ------------        ------    ------------
                                                     ------------   ------------        ------    ------------

The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 1995, by contractual maturity, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                            AMORTIZED
                                                                               COST        FAIR VALUE
                                                                           ------------   ------------
Due in one year or less..................................................  $    80,474    $    80,960
Due after one year through five years....................................      472,741        487,764
Due after five years through ten years...................................      687,374        727,723
Due after ten years......................................................      710,615        779,177
                                                                           ------------   ------------
    Total................................................................  $ 1,951,204    $ 2,075,624
                                                                           ------------   ------------
                                                                           ------------   ------------

MORTGAGE LOANS: The Company has issued commercial mortgage loans on properties located throughout the country. Approximately 35% of outstanding principal is concentrated in the states of California, Florida and New York at December 31, 1995 as compared to concentrated interests in California, Florida, and Texas of 34% at December 31, 1994. Loan commitments outstanding totaled $10,030,000 at December 31, 1995.

In May 1993, FASB issued Statement 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN, which becomes effective for fiscal years beginning after December 15, 1994, and which the Company adopted in 1995. Statement 114 requires that impaired loans are to be valued at the present value of expected future cash flows discounted at the loan's effective interest rate, or, as a practical expedient, at the loan's observable market price, or the fair market value of the collateral if the loan is collateral dependent. The impact of adoption was not material to the Company's financial position or operating results.

INVESTMENTS ON DEPOSIT: The Company had fixed maturities and mortgage loans on real estate carried at $2,385,000 and $8,132,000, respectively, at December 31, 1995, and $2,635,000 and $8,132,000 respectively, at December 31, 1994 on deposit with various governmental authorities as required by law.

NET UNREALIZED GAINS (LOSSES): The adjusted net unrealized gains (losses) recorded in shareholder's equity were as follows (in thousands):

                                                                                 1995           1994           1993
                                                                             ------------   ------------   ------------
Change in unrealized gains (losses) before adjustment for the following
 items:....................................................................  $    214,452   $   (155,923)  $     80,288
  Capitalization (amortization) of deferred policy acquisition costs.......        (9,789)         9,288         (6,268)
  Participating policyholders' share of earnings...........................            --          2,684         (2,684)
  Deferred income taxes....................................................       (71,632)        50,383        (25,042)
                                                                             ------------   ------------   ------------
Change in net unrealized gains (losses)....................................       133,031        (93,568)        46,294
Net unrealized gains, beginning of the year................................       (42,354)        51,214          4,920
                                                                             ------------   ------------   ------------
Net unrealized gains (losses), end of year.................................  $     90,677   $    (42,354)  $     51,214
                                                                             ------------   ------------   ------------
                                                                             ------------   ------------   ------------

NET INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS: Major categories of net investment income and realized gains (losses) on investments for each year were as follows (in thousands):

                                                                                                  REALIZED GAINS (LOSSES)
                                                                  NET INVESTMENT INCOME               ON INVESTMENTS
                                                             -------------------------------  -------------------------------
                                                               1995       1994       1993       1995       1994       1993
                                                             ---------  ---------  ---------  ---------  ---------  ---------
Fixed maturities...........................................  $ 139,062  $ 119,668  $ 120,844  $  50,393  $ (27,854) $  70,626
Equity securities..........................................      2,026      1,937      1,490      2,830      1,352      3,955
Mortgage loans on real estate..............................     49,227     36,816     28,370       (242)    (2,992)    (1,805)
Policy loans...............................................      2,797      2,731      3,004         --         --         --
Short-term investments.....................................     11,863      4,671      4,282         (3)       (60)         1
Real estate & other investments............................      4,750      2,138      1,171      2,102        739        846
                                                             ---------  ---------  ---------  ---------  ---------  ---------
    Tota1..................................................    209,725    167,961    159,161  $  55,080  $ (28,815) $  73,623
                                                                                              ---------  ---------  ---------
                                                                                              ---------  ---------  ---------
Expenses...................................................     (6,188)    (5,447)    (5,504)
                                                             ---------  ---------  ---------
                                                             $ 203,537  $ 162,514  $ 153,657
                                                             ---------  ---------  ---------
                                                             ---------  ---------  ---------

Proceeds from sales of investments in fixed maturities were $2,000,068,000, $1,798,185,000, and $2,335,230,000 in 1995, 1994 and 1993, respectively. Gross
gains  of  $61,070,000,  $16,618,000,  and  $75,133,000  and  gross  losses   of
$10,677,000,  $44,472,000, and  $4,507,000 were realized  on the  sales in 1995,
1994, and 1993, respectively.

5.  DEFERRED POLICY ACQUISITION COSTS
The changes in deferred policy acquisition costs by product were as follows (in thousands):

                                                                        INTEREST
                                                                      SENSITIVE AND
                                                         TRADITIONAL   INVESTMENT    ACCIDENT AND
                                                            LIFE        PRODUCTS        HEALTH        TOTAL
                                                         -----------  -------------  -------------  ---------
Balance January 1, 1994................................   $  61,474     $  87,946      $  47,063    $ 196,483
Acquisition costs deferred:
  Acquired business....................................          --            --          6,644        6,644
  Other business.......................................          --        54,349             --       54,349
Acquisition costs amortized............................     (11,564)      (10,274)       (12,728)     (34,566)
Allowance for additional amortization from unrealized
 gains on available-for-sale securities................          --         9,288             --        9,288
                                                         -----------  -------------  -------------  ---------
Balance December 31, 1994..............................   $  49,910     $ 141,309      $  40,979    $ 232,198
Acquisition costs deferred:
  Other business.......................................          --        56,391             --       56,391
Acquisition costs amortized............................     (11,378)      (17,071)       (12,842)     (41,291)
Additional amortization of deferred acquisition costs
 from unrealized losses on available-for-sale
 securities............................................          --        (9,789)            --       (9,789)
                                                         -----------  -------------  -------------  ---------
Balance December 31, 1995..............................   $  38,532     $ 170,840      $  28,137    $ 237,509
                                                         -----------  -------------  -------------  ---------
                                                         -----------  -------------  -------------  ---------

Included within total deferred policy acquisition costs at December 31, 1995 is $46,750,000 of present value of future profits (PVP) resulting from acquisitions accounted for as a purchase. The estimated amount of PVP to be amortized during each of the next three years is as follows: 1996-- $19,210,000; 1997--$17,262,000; 1998--$10,278,000.

During 1995, 1994, and 1993, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized capital (losses) gains resulted in (reduced) additional amortization of acquisition costs deferred of $4,825,000, $(935,000), and $5,400,000, respectively. In addition, the Company (reduced) recorded policyholder dividends payable of $1,095,000 in 1995, $(761,000) in 1994 and $2,800,000 in 1993.

6.  PROPERTY AND EQUIPMENT
A summary of property and equipment for each year follows (in thousands):

                                                                                         1995       1994
                                                                                       ---------  ---------
Land.................................................................................  $   1,900  $   1,900
Building and improvements............................................................     23,319     23,084
Furniture and equipment..............................................................     85,592     68,017
                                                                                       ---------  ---------
                                                                                         110,811     93,001
Less accumulated depreciation........................................................    (50,780)   (36,062)
                                                                                       ---------  ---------
Net property and equipment...........................................................  $  60,031  $  56,939
                                                                                       ---------  ---------
                                                                                       ---------  ---------

7.  UNPAID LOSSES AND LOSS ADJUSTMENT EXPENSES
Activity for the liability for unpaid accident and health claims and claims adjustment expense is summarized as follows (in thousands):

                                                                                  YEAR ENDED DECEMBER 31
                                                                              -------------------------------
                                                                                1995       1994       1993
                                                                              ---------  ---------  ---------
Balance as of January 1, net of reinsurance recoverables....................  $ 838,810  $ 806,538  $ 776,194
Add: Incurred losses related to:
  Current year..............................................................    827,261    656,052    612,621
  Prior years...............................................................    (28,520)   (58,218)   (41,619)
                                                                              ---------  ---------  ---------
    Total incurred losses...................................................    798,741    597,834    571,002
Deduct: Paid losses related to:
  Current year..............................................................    492,460    377,595    353,124
  Prior years...............................................................    216,259    187,967    187,534
                                                                              ---------  ---------  ---------
    Total paid losses.......................................................    708,719    565,562    540,658
                                                                              ---------  ---------  ---------
Balance as of December 31, net of reinsurance recoverables..................  $ 928,832  $ 838,810  $ 806,538
                                                                              ---------  ---------  ---------
                                                                              ---------  ---------  ---------

In 1995, the accident/health business experienced overall unfavorable claims experience. The unfavorable experience was the result of medical cost trends and the negative impact of medical premium rate restrictions in certain states. In 1994 and 1993, the accident/health business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs due to less uncertainty in the health business, a reduction of loss reserves which considered historically high inflation in medical costs and, in 1994, a refinement in the claims reserve estimates.

8.  FEDERAL INCOME TAXES
The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis, Inc. Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

The cumulative effect of adopting Statement 109 as of January 1, 1993 was to increase net income for 1993 by $4,814,000. An increase in the tax rate from 34% to 35% was effective in the third quarter of 1993 and resulted in a $305,000 increase in net income from the recalculation of the deferred liability account.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

The significant components of the Company's deferred tax liabilities and assets as of December 31, 1995 and 1994 are as follows (in thousands):

                                                                         1995       1994
                                                                       ---------  ---------
Deferred tax assets:
  Reserves...........................................................  $  54,346  $  42,715
  Separate account assets/liabilities................................     34,386     27,663
  Unrealized losses..................................................         --     22,806
  Accrued liabilities................................................     13,781     14,565
  Claims and benefits payable........................................      2,626      1,976
  Other..............................................................        123      1,393
                                                                       ---------  ---------
    Total deferred tax assets........................................    105,262    111,118
Deferred tax liabilities:
  Unrealized gains...................................................     48,826         --
  Deferred policy acquisition costs..................................     60,930     55,329
  Investments........................................................         --      1,194
  Fixed assets.......................................................      5,044      6,086
                                                                       ---------  ---------
    Total deferred tax liabilities...................................    114,800     62,609
                                                                       ---------  ---------
    Net deferred tax asset (liability)...............................  $  (9,538) $  48,509
                                                                       ---------  ---------
                                                                       ---------  ---------

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

The Company's tax expense before cumulative effect of accounting changes is shown as follows (in thousands):

                                                                  1995       1994       1993
                                                                ---------  ---------  ---------
Current.......................................................  $  39,660  $  15,046  $  35,747
Deferred......................................................    (11,769)    (3,451)    (4,657)
                                                                ---------  ---------  ---------
                                                                $  27,891  $  11,595  $  31,090
                                                                ---------  ---------  ---------
                                                                ---------  ---------  ---------

Tax payments  were made  of $47,711,000,  $18,080,000 and  $53,600,000 in  1995,
1994, and 1993, respectively. Tax refunds were received of $7,258,000 and $7,729,000 in 1995 and 1994, respectively.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                                        1995        1994        1993
                                                                       -----       -----       -----
Statutory income tax rate..........................................       35.0%       35.0%       35.0%
Tax audit provision................................................        0.0%        0.8%       (4.6)%
Other, net.........................................................       (0.9)%      (2.1)%      (1.9)%
                                                                           ---         ---         ---
                                                                          34.1%       33.7%       28.5%
                                                                           ---         ---         ---
                                                                           ---         ---         ---

9.  ASSETS HELD IN SEPARATE ACCOUNTS
Separate account assets were as follows (in thousands):

                                                                        1995           1994
                                                                    ------------   ------------
Premium and annuity considerations for the variable annuity
 products and variable universal life product for which the
 contract holder, rather than the Company, bears the investment
 risk.............................................................  $  1,757,476   $  1,208,038
Assets of the separate accounts owned by the Company, at fair
 value............................................................        24,009          4,872
                                                                    ------------   ------------
                                                                    $  1,781,485   $  1,212,910
                                                                    ------------   ------------
                                                                    ------------   ------------

10. STATUTORY ACCOUNTING PRACTICES
Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):

                                                                                                    SHAREHOLDER'S EQUITY
                                                                             NET INCOME
                                                                   -------------------------------  --------------------
                                                                     1995       1994       1993       1995       1994
                                                                   ---------  ---------  ---------  ---------  ---------
Based on statutory accounting practices..........................  $  30,576  $  49,759  $  46,605  $ 377,040  $ 304,231
Deferred policy acquisition costs................................     15,100     19,783      9,338    237,509    232,198
Investment valuation differences.................................        330        370        520    114,413    (85,944)
Deferred and uncollected premiums................................        303        (14)     1,655     (7,372)    (8,393)
Unearned premiums................................................      1,829      1,126      7,035    (11,179)   (13,008)
Loading and equity in unearned premiums..........................        (56)       316       (179)        94         85
Property and equipment...........................................       (178)      (204)       (63)    27,172     22,027
Policy reserves..................................................    (31,011)   (26,655)   (38,558)  (103,174)   (72,192)
Current income taxes payable.....................................     (1,294)        --      4,656     (7,895)    (4,786)
Deferred income taxes............................................     11,769      2,356      9,776     (9,538)    48,509
Realized gains (losses) on investments...........................      1,938     (1,052)     3,651         --         --
Realized gains (losses) transferred to the Interest Maintenance
 Reserve (IMR), net of tax.......................................     31,711    (18,456)    40,459         --         --
Amortization of IMR, net of tax..................................     (5,261)    (5,479)    (3,777)        --         --
Interest maintenance reserve.....................................         --         --         --     53,814     27,364
Asset valuation reserve..........................................         --         --         --     48,507     32,011
Cumulative effect of accounting changes..........................         --         --      3,563         --         --
Other, net.......................................................     (1,886)     1,007     (2,974)    (8,293)    (7,905)
                                                                   ---------  ---------  ---------  ---------  ---------
                                                                   $  53,870  $  22,857  $  81,707  $ 711,098  $ 474,197
                                                                   ---------  ---------  ---------  ---------  ---------
                                                                   ---------  ---------  ---------  ---------  ---------

11. REINSURANCE
The maximum amount that the Company retains on any one life is $750,000 of life insurance including accidental death. Amounts in excess of $750,000 are reinsured with other life insurance companies on a yearly renewable term basis.

Ceded reinsurance premiums were as follows (in thousands):

                                                                  1995       1994       1993
                                                                ---------  ---------  ---------
Life Insurance................................................  $   4,661  $   5,571  $   4,366
Accident & Health Insurance...................................      3,410     36,782     37,088
                                                                ---------  ---------  ---------
                                                                $   8,071  $  42,353  $  41,454
                                                                ---------  ---------  ---------
                                                                ---------  ---------  ---------

Recoveries under reinsurance contracts were as follows (in thousands):

                                                                  1995       1994       1993
                                                                ---------  ---------  ---------
Life Insurance................................................  $   2,489  $   1,650  $   6,963
Accident & Health Insurance...................................      8,807     19,913     15,448
                                                                ---------  ---------  ---------
                                                                $  11,296  $  21,563  $  22,411
                                                                ---------  ---------  ---------
                                                                ---------  ---------  ---------

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

12. STATUTORY INFORMATION
Dividend distributions to parent are restricted as to amount by state regulatory requirements. The Company had $37,204,000 free from such restrictions at December 31, 1995. Distributions in excess of this amount would require regulatory approval.

Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by Minnesota Insurance regulatory authorities. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC is currently in the process of codifying statutory accounting practices. This project, which is expected to be completed in 1996, may result in changes to the accounting practices that insurance enterprises use to prepare their statutory-basis financial statements.

Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. All of the Company's insurance subsidiaries exceed minimum RBC requirements.

13. TRANSACTIONS WITH AFFILIATED COMPANIES
The Company receives various services from Fortis, Inc. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for the years ended December 31, 1995, 1994, and 1993, were $10,074,000 , $8,944,000, and $8,595,000 respectively.

In conjunction with the marketing of its variable annuity products, the Company paid $59,308,000, $57,307,000, and $27,931,000, in commissions to its affiliate,
Fortis Investors, Inc. for the years ended December 31, 1995, 1994, and 1993, respectively.

14. FAIR VALUE DISCLOSURES

VALUATION METHODS AND ASSUMPTIONS: Investments are reported in the accompanying balance sheets on the following basis:

The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The fair values for the Company's policy reserves under investment products are determined using cash surrender value.

The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                                              DECEMBER 31
                                                       ---------------------------------------------------------
                                                                  1995                          1994
                                                       ---------------------------   ---------------------------
                                                         CARRYING                      CARRYING
                                                          AMOUNT       FAIR VALUE       AMOUNT       FAIR VALUE
                                                       ------------   ------------   ------------   ------------
Assets:
  Investments:
    Securities available-for-sale:
      Fixed maturities...............................  $  2,075,624   $  2,075,624   $  1,674,782   $  1,674,782
      Equity securities..............................        78,852         78,852         64,552         64,552
    Mortgage loans on real estate....................       562,697        605,501        452,547        434,503
    Policy loans.....................................        53,863         53,863         49,221         49,221
    Short-term investments...........................       153,499        153,499        117,562        117,562
    Cash.............................................             1              1         10,888         10,888
    Assets held in separate accounts.................     1,781,485      1,781,485      1,212,910      1,212,910
Liabilities:
  Individual and group annuities (subject to
   discretionary withdrawal).........................       865,623        834,621        692,196        657,454

15. COMMITMENTS AND CONTINGENCIES
The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

16. RETIREMENT AND OTHER EMPLOYEE BENEFITS
The Company participates in the Fortis, Inc. noncontributory defined benefit pension plan covering substantially all of its employees. Benefits are based on years of service and the employee's compensation during such years of service. Fortis, Inc. is not able to segregate Company specific benefit obligations or plan assets. On an aggregate basis, the fair value of plan assets exceeded the accumulated benefit obligations as of December 31, 1995.

The Company has a profit sharing plan covering substantially all employees which provides benefits payable to participants on retirement or disability and to beneficiaries of participants in event of the participant's death. Amounts contributed to the plan and expensed by the Company were $3,765,000, $3,536,000 and $3,399,000 in 1995, 1994, and 1993, respectively.

APPENDIX A--SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS

The formula which will be used to determine the Market Value Adjustment is:

      (  1 + I  )         n/12
      ----------                - 1
 (   1 + J + .005    )

Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred           $10,000
Existing Guarantee Period                 7 years
Time of withdrawal or transfer            beginning of 3rd year of Existing
                                          Guarantee Period
Guaranteed Interest Rate (I)              8%*
Guaranteed Interest Rate for
  new 5-year guarantee (J)                7%*
Remaining Guarantee Period (N)            60 months
Market Value Adjustment

                       1 + .08            60/12
 $10,000 x          -------------               - 1]      = $234.73
              [(   1 + .07 + .005    )

              Amount transferred or withdrawn (adjusted for Market Value Adjustment): $10,234.73

Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred           $10,000
Existing Guarantee Period                 7 years
Time of withdrawal or transfer            beginning of 3rd year of Existing
                                          Guarantee Period
Guaranteed Interest Rate (I)              8%*
Guaranteed Interest Rate for
  new 5-year guarantee (J)                9%*
Remaining Guarantee Period (N)            60 months
Market Value Adjustment:

                       1 + .08            60/12
 $10,000 x          -------------               - 1]      = - $666.42
              [(   1 + .09 + .005    )

              Amount transferred or withdrawn (adjusted for Market Value Adjustment): $9,333.58

Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred           $10,000
Guarantee Period                          7 years
Time of withdrawal or transfer            beginning of 3rd year of Existing
                                          Guarantee Period
Guaranteed Interest Rate (I)              8%*
Guaranteed Interest Rate for
  new 5-year guarantee (J)                7.75%*
Remaining Guarantee Period (N)            60 months
Market Value Adjustment:

                       1 + .08             60/12
$10,000 x          ---------------               - 1]      = - $114.94
             [(   1 + .0775 + .005    )

              Amount transferred or withdrawn (adjusted for Market Value Adjustment): $9,885.06
------------------------
*Assumed for illustrative purposes only.

APPENDIX B--EXPLANATION OF EXPENSE CALCULATIONS

The expense for a given year is calculated by multiplying the projected beginning of the year policy value by the total expense rate. The total expense rate is the sum of the variable account expense rate plus the total Portfolio expense rate plus the annual administrative charge rate.

The policy values are projected by assuming a single payment of $1,000 grows at an annual rate equal to 5% reduced by the total expense rate described above.

For example, the 3 year expense for the Alliance Money Market Portfolio is calculated as follows:

     Total Variable Account Annual Expenses                 0.45%
+    Total Portfolio Operating Expenses                     0.95%
+    Annual Administrative Charges (see below)              0.14%
=    Total Expense Rate                                     1.54%

The Annual Administrative Charge rate is calculated by dividing the total Annual Contract Charges we collected in 1995 on similar contracts by the average policy value in force in 1995 on such contracts.

Year 1 Beginning Policy Value = $1000.00
Year 1 Expense = 1000.00 x 0.0154 = $15.40

Year 2 Beginning Policy Value = $1034.60
Year 2 Expense = 1034.60 x 0.0154 = $15.93

Year 3 Beginning Policy Value = $1070.40
Year 3 Expense = 1070.40 x 0.0154 = $16.48

So the cumulative expenses for years 1-3 for the Alliance Money Market Portfolio are equal to:
    $15.40 + $15.93 + $16.48 = $47.81

APPENDIX C--PARTICIPATING FUNDS

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

The Alliance Variable Products Series Fund, Inc. is an open-ended series investment company. It was incorporated under Maryland law on November 17, 1987. Alliance Capital Management L.P. serves as the Fund's manager.

ALLIANCE MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE: Seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities.

ALLIANCE INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to obtain a total return on its assets from long-term growth of capital and from income principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

ALLIANCE PREMIER GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks growth of capital rather than current income. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth.

INSURANCE MANAGEMENT SERIES (FEDERATED)

Insurance Management Series is an open-end management investment company. It was established as a Massachusetts business trust under a Declaration of Trust dated September 15, 1993. Federated Advisers is the investment adviser.

AMERICAN LEADERS FUND II

INVESTMENT OBJECTIVE: To achieve long-term growth of capital and to provide income.

UTILITY FUND II

INVESTMENT OBJECTIVE: To achieve high current income and moderate capital appreciation.

HIGH INCOME BOND FUND II

INVESTMENT OBJECTIVE: To seek high current income.

LEXINGTON NATURAL RESOURCES TRUST

The Lexington Natural Resources Trust is an open-end management investment company. It was organized as a Massachusetts business trust on October 7, 1988. Lexington Management Corporation is the Investment Adviser of the fund.

INVESTMENT OBJECTIVE: To seek long-term growth of capital through investment primarily in common stocks of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies.

LEXINGTON EMERGING MARKETS FUND, INC.

The Lexington Emerging Markets Fund, Inc. is an open-end management investment company. It was organized as a corporation under Maryland law on December 27, 1993. Lexington Management Corporation is the fund's investment adviser.

INVESTMENT OBJECTIVE: To seek long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST

MFS Variable Insurance Trust is an open-end management investment company. It was organized as a business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated February 1, 1994. Massachusetts Financial Services Company manages each series.

MFS EMERGING GROWTH SERIES

INVESTMENT OBJECTIVE: Seeks to provide long-term growth of capital. The series' policy is to invest primarily in common stocks of small and medium-sized companies that are early in their life cycle but which have the potential to become major enterprises.

MFS HIGH INCOME SERIES

INVESTMENT OBJECTIVE: Seeks high current income by investing primarily in a professionally managed portfolio of fixed income securities, some of which may involve equity features.

MFS WORLD GOVERNMENTS SERIES

INVESTMENT OBJECTIVE: Seeks preservation and growth of capital, together with moderate current income. The series attempts to provide investors with an opportunity to enhance the value and increase the protection of their investment against inflation and otherwise by taking advantage of investment opportunities in the U.S. as well as in other countries where opportunities may be more rewarding.

THE MONTGOMERY FUNDS III

The Montgomery Funds III is an open-end investment company. This Delaware business trust was organized on August 24, 1994. The trust is managed by Montgomery Asset Management, L.P.

MONTGOMERY VARIABLE SERIES: GROWTH FUND

INVESTMENT OBJECTIVE: Seeks capital appreciation by investing primarily in equity securities, usually common stock, of domestic companies of all sizes.

MONTGOMERY VARIABLE SERIES: EMERGING MARKETS FUND

INVESTMENT OBJECTIVE: Seeks capital appreciation by investing primarily in equity securities of companies in countries having economies and markets generally considered by the World Bank or the United Nations to be emerging or developing.

STRONG VARIABLE INSURANCE FUNDS, INC.

The Strong Variable Insurance Funds, Inc. is an open-end management investment company. It was incorporated in Wisconsin. Strong Capital Management, Inc. is the investment adviser.

THE STRONG DISCOVERY FUND II

INVESTMENT  OBJECTIVE:  Seeks  to   identify  emerging  investment  trends   and
attractive growth opportunities.

THE STRONG GOVERNMENT SECURITIES FUND II

INVESTMENT OBJECTIVE: Seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

THE STRONG ADVANTAGE FUND II

INVESTMENT OBJECTIVE: Seeks current income with a very low degree of share-price fluctuation.

THE STRONG INTERNATIONAL STOCK FUND II

INVESTMENT OBJECTIVE: Seeks capital growth. The fund invests primarily in the equity securities of issuers located outside of the United States.

TCI PORTFOLIOS, INC.

TCI Portfolios, Inc. is a open-end management investment company. It was organized as a Maryland corporation on June 4, 1987. TCI Portfolios, Investors Research Corporation serves as the investment manager of TCI Portfolios.

TCI BALANCED FUND

INVESTMENT OBJECTIVE: Capital growth and current income. Seeks to achieve its investment objective by maintaining approximately 60% of the assets in common stocks that are considered to have better-then-average prospects for appreciation and the remaining assets in bonds and other fixed income securities.

TCI GROWTH FUND

INVESTMENT  OBJECTIVE: Capital Growth. Seeks to achieve its investment objective
by  investing  primarily  in   common  stocks  that   are  considered  to   have
better-than-average prospects for appreciation.

VAN ECK WORLDWIDE INSURANCE TRUST

Van Eck Worldwide Insurance Trust is an open-end management investment company. It was organized as a business trust under the laws of the Commonwealth of Massachusetts on January 7, 1987. Van Eck Associates Corporation serves as investment adviser and manager to the two funds listed below.

GOLD AND NATURAL RESOURCES FUND

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation by investment in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal.

WORLDWIDE BOND FUND

INVESTMENT OBJECTIVE: Seeks high total return through a flexible policy of investing globally, primarily in debt securities.

                                PROSPECTUS SUPPLEMENT

                                   DECEMBER 1, 1996

                                         FOR

                     FORTIS VALUE ADVANTAGE PLUS VARIABLE ANNUITY








                                   [     LOGO     ]

                     PROSPECTUS SUPPLEMENT DATED DECEMBER 1, 1996

This Supplement updates certain information contained in the prospectus dated May 1, 1996 for the Value Advantage Plus Variable Annuity

                                      ISSUED BY
                          FORTIS BENEFITS INSURANCE COMPANY

Please read this Supplement carefully. You should attach this Supplement to the prospectus and retain them for future reference.

ADDITIONAL INVESTMENT PORTFOLIOS

As of December 1, 1996, the Contract holder may elect to receive a variable return accumulation option based on one or more of the following additional investment portfolios: the Equity Portfolio and the Growth Portfolio of the SAFECO Resource Series Trust and the S & P 500 Index Series of the Fortis Series Fund, Inc. The accompanying prospectuses for the SAFECO Resource Series Trust and the Fortis Series Fund, Inc. describe the investment objectives, policies and risks of each of these additional portfolios.

INFORMATION CONCERNING FEES AND CHARGES

The following information relating to the three additional investment portfolios is added to the Information Concerning Fees and Charges section of the prospectus appearing on pages 4 and 5.

PORTFOLIO ANNUAL EXPENSES (a)(b)



                                                                Total Portfolio
                                                                  Operating
                                    Investment                     Expenses
                                   Advisory and       Other     (*After Expense
                                  Management Fee     Expenses    Reimbursement)
                                  --------------     --------    --------------

Fortis S & P 500 Index Series          .40%             .16%          .56%

SAFECO Equity Portfolio                .72%             .03%          .75%

SAFECO Growth Portfolio                .72%             .07%          .79%*

------------------------
(a) As a percentage of Portfolio average net assets based on historical data for the fiscal year ended December 31, 1995, except that the expenses of the Fortis S & P Index Series are based upon an estimate of 1996 expenses. In the absence of expense and fee waivers or expense reimbursements, the total expenses of the SAFECO Growth Portfolio would have been .84% rather than as listed above. The information set forth in this table was provided to Fortis Benefits by the Portfolio managers and Fortis Benefits has not independently verified such information.

(b) Certain of the unaffiliated investment advisers of the Portfolios reimburse Fortis Benefits for costs incurred in connection with administering the Portfolios as variable funding options by payment of an amount based on assets in the Portfolios attributable to the Certificates. These amounts are not charges to the Portfolios or the holders of the Certificates.

EXAMPLES*

If you COMMENCE AN ANNUITY payment option, or whether you DO or DO NOT surrender your Certificate or commence an annuity payment option, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets.



If all amounts are invested in one Portfolio:          1 year     3 years    5 years     10 years
--------------------------------------------           ------     -------    -------     --------
Fortis S & P 500 Index Series                            12          36         62          142

SAFECO Equity Portfolio                                  13          42         72          161

SAFECO Growth Portfolio                                  14          36         74          165



-------------------------------

* For purposes of these examples, the effect of the annual Certificate administration charge has been computed based on the average total contract value during the year ended December 31, 1995 of similar contracts issued by Fortis Benefits and the total actual amount of annual contract administration charges collected during the year on those contracts. For the purpose of these examples, Portfolio annual expenses are assumed to continue at the rates set forth in the table above. These examples do not include the effect of any Market Value Adjustment.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                             ----------------------------

The foregoing tables and examples are included to assist you in understanding the transaction and operating expenses imposed directly or indirectly under the Certificates and the Portfolios. Amounts for state premium taxes or similar assessments will also be deducted, where applicable.

See Appendix B for an explanation of the calculation of the amounts set forth above.

THE PORTFOLIOS

This section of the prospectus contained on page 8 is amended to remove the provision in the first paragraph indicating that the Strong Discovery Fund II Portfolio is not available for certificates issued in the State of California. It is now available in California.

DELETION OF TWO PORTFOLIOS OF STRONG VARIABLE INSURANCE FUNDS, INC.

The propsectus is amended by removing the Strong Advantage Fund II and Strong Government Securities Fund II portfolios as available investment portfolios for Certificates issued on and after December 1, 1996.

APPENDIX C--PARTICIPATING FUNDS

The following Portfolio descriptions are added to Appendix C.

FORTIS SERIES FUND, INC.

The Fortis Series Fund, Inc. is an open-end series investment fund. It was incorporated under Minnesota law in 1986. Fortis Advisers, Inc. serves as the fund's manager.

FORTIS S & P 500 INDEX SERIES

INVESTMENT OBJECTIVE: Seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index primarily through investment in equity securities.

SAFECO RESOURCE SERIES TRUST

The SAFECO Resource Series Trust is an open-end series management investment company. It is a Delaware business trust established by a trust instrument dated May 13, 1993. SAFECO Asset Management Company is the fund's manager.

SAFECO EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital and reasonable current income. The Equity Portfolio ordinarily invests principally in common stocks or securities convertible into common stocks.

SAFECO GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks growth of capital and the increased income that ordinarily follows from such growth. The Growth Portfolio ordinarily invests a preponderance of its assets in common stock selected for potential appreciation.

                                  CERTIFICATES UNDER
                              FLEXIBLE PREMIUM DEFERRED
                   COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
                        VALUE ADVANTAGE PLUS VARIABLE ANNUITY


                                      Issued by

                          FORTIS BENEFITS INSURANCE COMPANY


                         STATEMENT OF ADDITIONAL INFORMATION

                                     MAY 1, 1996

This Statement of Additional Information is not a Prospectus. It is intended that this Statement of Additional Information be read in conjunction with the Prospectus for certificates under flexible premium deferred combination variable and fixed annuity contracts ("Certificates"), dated May 1, 1996. A copy of the Prospectus may be obtained without charge from Fortis Investors, Inc. 1-800-827-5877, mailing address: P.O. Box 64272, St. Paul, MN 55164. You have the option of receiving benefits under a Certificate through Fortis Benefits' Variable Account D or through Fortis Benefits' Guarantee Periods Fixed Account or its General Account Fixed Account.

TABLE OF CONTENTS


Fortis Benefits and the Variable Account . . . . . . . . . . . . . . . . . . 1
Calculation of Annuity Payments. . . . . . . . . . . . . . . . . . . . . . . 2
Postponement of Payments . . . . . . . . . . . . . . . . . . . . . . . . . . 3
Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
  - Safekeeping of Variable Account Assets . . . . . . . . . . . . . . . . . 4
  - Experts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
  - Principal Underwriter  . . . . . . . . . . . . . . . . . . . . . . . . . 4
Taxation Under Certain Retirement Plans. . . . . . . . . . . . . . . . . . . 4
Withholding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
Terms of Exemptive Relief in Connection With Mortality
    and Expense Risk Charge. . . . . . . . . . . . . . . . . . . . . . . . . 9
Variable Account Financial Statements. . . . . . . . . . . . . . . . . . . . 9
Appendix A -- Performance Information. . . . . . . . . . . . . . . . . . . A-1

In order to supplement the description in the Prospectus, the following provides additional information about the Certificates and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading "Special Terms Used in This Prospectus."



FORTIS BENEFITS AND THE VARIABLE ACCOUNT

Fortis Benefits Insurance Company, the issuer of the Certificates, is a Minnesota corporation qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.

Fortis Benefits is a wholly-owned subsidiary of Time Insurance Company, a stock company organized under the laws of Wisconsin, which itself is a wholly-owned subsidiary of Fortis, Inc. Fortis, Inc. is a corporation based in New York, which manages the United States operations of Fortis AMEV and Fortis AG.

Fortis AMEV has been in business since 1847 and is a publicly-traded, multi-national insurance, real estate, and financial services group headquartered in The Netherlands. It is one of the largest holding companies in Europe, with subsidiary companies in twelve countries on four continents.
Fortis AMEV is the third largest insurance company in the Netherlands.

Fortis AG is a multi-national insurance, real estate and financial services firm that has been in business since 1824. It has subsidiary companies in eight countries. Fortis AG is one of the largest life insurance companies in Belgium. Fortis AMEV and Fortis AG have combined assets of approximately $140 billion.

The assets allocated to the Variable Account are the exclusive property of Fortis Benefits. Registration of the Variable Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Variable Account or of Fortis Benefits by the Securities and Exchange Commission. Fortis Benefits may accumulate in the Variable Account proceeds from charges under the Contracts and other amounts in excess of the Variable Account assets representing reserves and liabilities under Certificates and other variable annuity contracts issued by Fortis Benefits. Fortis Benefits may from time to time transfer to its General Account any of such excess amounts. Under certain remote circumstances the assets of one Subaccount may not be insulated from liability associated with another Subaccount.

Best's Insurance Reports has assigned Fortis Benefits a rating of A (Excellent) for financial position and operating performance. Fortis Benefits has a rating of AA from Standard & Poor's. As defined by Standard & Poor's, insurers rated AA offer "excellent financial security." These ratings represent such rating agencies' independent opinion of Fortis Benefits' financial strength and ability to meet policy holder obligations, but have no relevance to the performance and quality of the assets in Subaccounts of the Variable Account.

CALCULATION OF ANNUITY PAYMENTS

FIXED ANNUITY OPTION

The amount of each annuity payment under a Fixed Annuity Option is fixed and guaranteed by Fortis Benefits. Monthly fixed annuity payments will start as of the end of the Valuation Period that contains the Annuity Commencement Date. At that time, the Certificate Value , after any Market Value Adjustment, is computed and that portion of the Certificate Value which will be applied to the Fixed Annuity Option selected is determined. The amount of the first monthly payment under the Fixed Annuity Option selected will be at least as large as would result from using the annuity tables contained in the Certificate to apply such amount of Certificate Value to the annuity form selected. The dollar amounts of any fixed annuity payments after the first are specified during the entire period of annuity payments according to the provisions of the annuity form selected.

VARIABLE ANNUITY OPTION

ANNUITY UNITS. To the extent a Variable Annuity Option has been selected, we convert the Accumulation Units for each Subaccount of the Variable Account into Annuity Units for each Subaccount at their values determined as of the end of the Valuation Period which contains the Annuity Commencement Date. As of such time, any Fixed Account Value to be applied to a Variable Annuity Option is also converted, after any Market Value Adjustment, to Annuity Units in the Subaccounts selected based on the then-current

Annuity Unit value. The initial number of Annuity Units in each Subaccount is determined by dividing the amount of the initial monthly variable annuity payment (see "Variable Annuity Option -- Variable Annuity Payments," below) allocable to that Subaccount by the value of one Annuity Unit in that Subaccount as of the time of the conversion. The number of Annuity Units for each Subaccount will remain constant, as long as an annuity remains in force and the allocation among the Subaccounts has not changed.

The value of each Subaccount's Annuity Units will vary to reflect the investment experience of the Subaccount as well as charges deducted from the Subaccount. The value of each Subaccount's Annuity Units is equal to the prior value of the Subaccount's Annuity Units multiplied by the net investment factor for that Subaccount (discussed in the Prospectus under "Certificate Value") for the Valuation Period ending on that Valuation Date, with an offset for the 4% assumed interest rate used in the annuity tables of the Certificate.

VARIABLE ANNUITY PAYMENTS. Variable annuity payments start at the end of the Valuation Period that contains the Annuity Commencement Date, and will vary in amount as the related Annuity Unit values vary. The amount of the first monthly payment is shown on the annuity tables contained in the Certificate for each $1,000 of Certificate Value applied to the Variable Annuity Option selected as of the end of such Valuation Period. The first variable annuity payment is, in effect, allocated among the Subaccounts in the same proportion as the Certificate Value is allocated among the Subaccounts upon commencement of annuity payments.

Payments after the first will vary in amount and are determined on the first Valuation Date of each subsequent monthly period. If the monthly payment under the annuity form selected is based on the value of Annuity Units of a single Subaccount, the monthly payment is found by multiplying the number of the Certificate's Annuity Units for the Subaccount by the Annuity Unit value of such Subaccount as of the first Valuation Date in each monthly period following the Annuity Commencement Date. If the monthly payment under the Variable Annuity Option selected is based upon the value of Annuity Units in more than one Subaccount, this is repeated for each applicable Subaccount. The sum of these payments is the variable annuity payment.

GENDER OF ANNUITANT

The amount of each annuity payment ordinarily will be higher for a male Annuitant than for a female Annuitant with an otherwise identical Certificate. This is because, statistically, females tend to have longer life expectancies than males. However, there will be no differences between male and female Annuitants in any jurisdiction, including Montana, where such differences are not permitted. We will also make available Certificates with no such differences in connection with certain employer-sponsored benefit plans. Employers should be aware that, under most such plans, Certificates that make distinctions based on gender are prohibited by law.

POSTPONEMENT OF PAYMENTS

With respect to amounts in the Subaccounts of the Variable Account, payment of any amount due upon a total or partial surrender, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received by Fortis Benefits at its Home Office. However, Fortis Benefits may defer the determination, application or payment of any death benefit, transfer, partial or total surrender or annuity payment, to the extent dependent on Accumulation or Annuity Unit Values, for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which any emergency exists as a result of which it is not reasonably practicable for Fortis Benefits to determine the investment experience for the Certificate, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.

SERVICES

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

Title to the assets of the Variable Account is held by Fortis Benefits. The assets of the Variable Account are kept segregated and held separate and apart from Fortis Benefits' other assets. Fortis Advisers, Inc., an affiliate of Fortis Benefits, maintains records of all purchases and redemptions of shares of the Portfolios held by each of the Subaccounts of the Variable Account.

EXPERTS

The financial statements of Fortis Benefits Insurance Company appearing in the Prospectus have been audited by Ernst & Young LLP, 1400 Pillsbury Center, Minneapolis, Minnesota 55402, independent auditors, as set forth in their reports thereon also appearing in the Prospectus and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

PRINCIPAL UNDERWRITER

Fortis Investors, Inc. ("Fortis Investors"), the principal underwriter of the Certificates, is a Minnesota corporation and a member of the Securities Investors Protection Corporation. The offering of the Certificates is continuous, and Fortis Investors does not anticipate discontinuing the offering of the Certificates, although it reserves the right to do so. Certificates generally will be issued for Annuitants from ages zero to ninety in all states.

TAXATION UNDER CERTAIN RETIREMENT PLANS

Federal income tax information concerning the purchase of Certificates for specific types of retirement plans is set forth below. You should also refer to "Federal Tax Matters" in the Prospectus. The tax information provided is not comprehensive, and you should consult a qualified tax adviser before taking any action in connection with a retirement plan.

SECTION 403(b) ANNUITIES FOR EMPLOYEES OF CERTAIN TAX-EXEMPT ORGANIZATIONS OR PUBLIC EDUCATIONAL INSTITUTIONS

PURCHASE PAYMENTS. Under Section 403(b) of the Internal Revenue Code ("Code"), payments made by certain employers (i.e., tax-exempt organizations meeting the requirements of Section 501(c)(3) of the Code, or public educational institutions) to purchase Certificates for their employees are excludible from the gross income of employees to the extent that such aggregate purchase payments do not exceed certain limitations prescribed by the Code. This is the case whether the purchase payments are a result of voluntary salary reduction amounts or employer contributions. Salary reduction payments are, however, subject to FICA (social security) taxes.

TAXATION OF DISTRIBUTIONS. Distributions from a Section 403(b) tax-deferred annuity are taxed as ordinary income to the recipient as described under "Federal Tax Matters" in the Prospectus. Taxable distributions received before the employee attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following the employee's death, disability, separation from service after age 55, separation from service at any age if the distribution is in the form of an annuity for the life (or life expectancy) of the employee (or the employee and Beneficiary) and distributions not in excess of deductible medical expenses. In addition, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death , disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

REQUIRED DISTRIBUTIONS. Generally, distributions from Section 403(b) annuities must commence not later than April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2, and such distributions must be made over a period that does not exceed the life expectancy of the employee (or the employee and Beneficiary). A penalty tax of 50% would be imposed on any amount by which the minimum required distribution in any year exceeded the amount actually distributed in that year. In addition, in the event that the employee dies before his or her entire interest in the Certificate has been distributed, the employee's entire interest must be distributed in accordance with rules similar to those applicable upon the death of the Participant or Payee in the case of a Non-Qualified Certificate, as described in the Prospectus. Certain of these and other provisions are incorporated in a special endorsement attached to Certificates that are intended to qualify under Section 403(b), and reference should be made to that endorsement for its complete terms.

TAX-FREE EXCHANGES AND ROLLOVERS. The Code provides for the tax-free transfer of one Section 403(b) annuity for another Section 403(b) annuity, and the IRS has ruled (Revenue Ruling 90-24) that amounts transferred may qualify as tax-free transfers under certain circumstances. In addition, Section 403(b)(8) of the code permits tax-free rollovers from Section 403(b) programs to individual retirement annuities or other Section 403(b) programs under certain circumstances.

SECTION 401 QUALIFIED PENSION, PROFIT-SHARING OR ANNUITY PLANS

PURCHASE PAYMENTS. Subject to certain limitations prescribed by the Code, purchase payments made by an employer (or a self-employed individual) under a pension, profit-sharing or annuity plan qualified under Section 401 or Section 403(a) of the Code are generally deductible by the employer and excluded from the taxable income of the employee for federal income tax purposes, whether made under a salary reduction agreement or directly by employer contributions.
Salary reduction payments are, however, subject to FICA (social security) taxes. Purchase payments made directly by an employee generally are made on an after-tax basis.

TAXATION OF DISTRIBUTIONS. Distributions from Certificates purchased under these qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions, as described under "Federal Tax Matters -- Qualified Plans," in the Prospectus. However, if an employee or other payee receives a "lump sum" distribution, as defined in the Code, from an exempt employees' trust, the taxable portion of the distribution may be subject to special tax treatment. For most individuals receiving lump sum distributions after attaining age 59 1/2, the rate of tax may be determined under a special 5-year income averaging provision. Those who attained age 50 by January 1, 1986 may instead elect to use a 10-year income averaging provision based on the income tax rates in effect for 1986. Taxable distributions received prior to attainment of age 59 1/2 under a Certificate purchased under a qualified plan are subject to the same 10% penalty tax (and the same exceptions) as described above with respect to Section 403(b) annuities.

REQUIRED DISTRIBUTIONS. The minimum distribution requirements for these qualified plans are generally the same as described above with respect to
Section 403(b) annuities.

TAX-FREE ROLLOVERS. If, within 60 days of receipt, an employee who receives a single sum distribution transfers all of the taxable amount received to another plan qualified under Section 401 or 403(a), or to an individual retirement account or annuity as provided for under the Code, the transferred amount will not be taxed in the year of distribution. Certain "partial" distributions may also qualify for tax-free rollover treatment, but only if transferred to an individual retirement account or annuity. However, income tax may be withheld from the distribution unless the distribution is transferred directly from the qualified plan to the individual retirement account or individual retirement annuity.

INDIVIDUAL  RETIREMENT ANNUITIES

PURCHASE PAYMENTS. Individuals may make contributions for individual retirement annuity ("IRA") Certificates. Deductible contributions for any year may be made up to the lesser of $2,000 or 100% of compensation for individuals who (1) are not (and whose spouses are not) active participants in another retirement plan,
(2) are unmarried and have adjusted gross income of $25,000 or less, or (3) are married and have adjusted gross income of $40,000 or less. Such individuals may also establish an IRA for a spouse who makes no contribution to an IRA for the tax year. The annual purchase payments for both spouses' Certificates cannot exceed the lesser of $2,250 or 100% of the working spouse's earned income, and no more than $2,000 may be contributed to either spouse's IRA for any year. Individuals who are active participants in other retirement plans and whose adjusted gross income (with certain special adjustment) exceed the cut-off point ($25,000 for unmarried, $40,000 for married persons filing jointly, and $0 for married persons filing a separate return) by less than $10,000 are entitled to make deductible IRA contributions in proportionately reduced amounts. For example, a married individual who is an active participant in another retirement plan and files a separate tax return is entitled to a partial IRA deduction if the individual's adjusted gross income is less than $10,000 and no IRA deduction if his or her adjusted gross income is equal to or greater than $10,000.

An individual may make non-deductible IRA contributions to the extent of (1) the lesser of $2,000 ($2,250 in the case of a spousal IRA) or 100% of compensation over (2) the IRA deductible contribution made with respect to the individual.

An individual may not make any contributions to his/her own IRA for the year in which he/she reaches age 70 1/2 or for any year thereafter.

TAXATION OF DISTRIBUTIONS. Distributions from IRA Certificates are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Certificate prior to age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are exempted from this penalty tax including distributions following the owner's death, disability or separation from service if the distribution is in the form of an annuity for the life (or life expectancy) of the owner (or the owner and beneficiary).

REQUIRED DISTRIBUTIONS. The minimum distribution requirements for IRAs are generally the same as described above with respect to Section 403(b) annuities. Certain of these and other provisions are incorporated in a special endorsement attached to IRA Certificates, and reference should be made to that endorsement for its complete terms.

TAX-FREE ROLLOVERS. The Code permits funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing, annuity, bond purchase or tax-deferred annuity plan to an IRA Certificate if certain conditions are met, and if the rollover of assets is completed within 60 days after the distribution from the qualified plan is received. In addition, not more frequently than once every twelve months, amounts may be rolled over tax-free from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees.

SIMPLIFIED EMPLOYEE PENSION PLANS

PURCHASE PAYMENTS. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Employer contributions to a SEP cannot exceed the lesser of $30,000 or 15% of the employee's earned income. Employees of certain small employers may have contributions made to the SEP on their behalf on a salary reduction basis.
These salary reduction contributions may not exceed $9,500 in 1996, which is indexed for inflation. Employees of tax-exempt organizations and state or local government agencies are not eligible for this type of SEP.

TAXATION OF DISTRIBUTIONS. Generally, distribution payments from SEPs are subject to the same distribution rules described above for IRAs.

REQUIRED DISTRIBUTIONS. SEP distributions are subject to the same minimum required distribution rules described above for IRAs.

TAX-FREE ROLLOVERS. Generally, rollovers and direct transfers may be made to and from SEPs in the same manner as described above for IRAs, subject to the same conditions and limitations.

SECTION 457 UNFUNDED DEFERRED COMPENSATION PLANS OF PUBLIC EMPLOYERS AND TAX-EXEMPT ORGANIZATIONS

PURCHASE PAYMENTS. Under Section 457 of the Code, all individuals who perform services for a state or local government or governmental agency may participate in a deferred compensation program. Other tax-exempt employers may establish unfunded deferred compensation plans under Section 457 for employees and/or independent contractors.

Though not actually a qualified plan as that term is normally used, this type of program allows individuals to defer the receipt of compensation that otherwise would be currently payable and therefore to defer the payment of federal income taxes on such amounts. Assuming that the program meets the requirements to be considered an eligible deferred compensation plan (an "EDCP"), an individual may contribute (and thereby defer from current income for tax purposes) the lesser of $7,500 or 33-1/3% of the individual's includible compensation. (Includible compensation means compensation from the employer which would be currently includible in gross income for federal tax purposes.) In addition, during the last three years before an individual attains normal retirement age, additional "catch-up" deferrals are permitted.

The amounts which are deferred may be used by the employer to purchase the Certificates offered by this Prospectus. The Certificate is owned by the employer and is subject to the claims of the employer's creditors. The employee has no rights or interest in the Certificate and is entitled only to payment in accordance with the EDCP provisions.

TAXATION OF DISTRIBUTIONS. Amounts received by an individual from an EDCP are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

DISTRIBUTIONS BEFORE SEPARATION FROM SERVICE. Distributions generally are not permitted under an EDCP prior to separation from service or reaching age 70 1/2, except in cases of severe financial hardship. Hardship distributions are includible in the gross income of the individual in the year in which paid.

REQUIRED DISTRIBUTIONS. The distribution requirements for these qualified plans are generally the same as described above with respect to Section 403(b) annuities. However, if distributions do not commence before the employee's death, the entire interest in the Certificate must be distributed within 15 years if the beneficiary is not the employee's surviving spouse.

TAX-FREE TRANSFERS. The Code permits the tax-free direct transfer of EDCP amounts to another EDCP, subject to certain conditions.

PRIVATE EMPLOYER UNFUNDED DEFERRED COMPENSATION PLANS

PURCHASE PAYMENTS. Private taxable employers may establish unfunded, non-qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of tax-exempt employers entered into prior August 16, 1986, and not subsequently modified, are also subject to the rules for private taxable employer deferred compensation plans discussed below. (Unfunded deferred compensation plans of other tax-exempt employers are generally subject to the requirements of Section 457.)

These types of programs allow individuals to defer receipt of up to 100% of compensation which would otherwise be includible in income and therefore to defer the payment of federal income taxes on such amounts. Purchase payments made by the employer, however are not immediately deductible by the employer, and the employer is currently taxed on any increase in Certificate Value.

Deferred compensation plans represent a contractual promise on the part of the employer to pay current compensation at some future time. The Certificate is owned by the employer and is subject to the claims of the employer's creditors. The individual has no right or interest in the Certificate and is entitled only to payment from the employer's general assets in accordance with plan provisions.

TAXATION OF DISTRIBUTIONS. Amounts received by an individual from a private employer deferred compensation plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

EXCESS DISTRIBUTIONS--15% TAX.

Certain persons, particularly those who participate in more than one tax-qualified retirement plan, may be subject to an additional tax of 15% on certain excess aggregate distributions from those plans. In general, excess distributions are taxable distributions for all tax qualified plans in excess of a specified annual limit for payments made in the form of an annuity (currently $150,000) or five times the annual limit for lump sum distributions.

WITHHOLDING

Annuity payments and other amounts received under Certificates are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States and, with respect to certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly to another qualified retirement plan. Moreover, special "backup withholding" rules may require Fortis Benefits to disregard the recipient's election if the recipient fails to supply Fortis Benefits with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies Fortis Benefits that the TIN provided by the recipient is incorrect.

TERMS OF EXEMPTIVE RELIEF IN CONNECTION WITH MORTALITY AND EXPENSE RISK CHARGE

Fortis Benefits and Fortis Investors have obtained exemptive relief from the Securities and Exchange Commission in connection with deducting the mortality and expense risk charge pursuant to the Certificates. In the application for the exemption, Fortis Benefits and Fortis Investors have represented and undertaken, among other things, that:

    - The level of the mortality and expense risk charge is within the range of industry practice for comparable annuity contracts;

    - This conclusion is based upon a review that Fortis Benefits and Fortis Investors have conducted of publicly-available information regarding annuity contracts of other companies and that they will maintain at their principal office, and make available on request to the Commission or its staff, a memorandum setting forth the variable annuity products analyzed and the methodology and results of the comparative review;

    - There is a reasonable likelihood that the proposed distribution financing arrangements with respect to the Certificates will benefit the Variable Account and investors in the Certificates, and the basis for this conclusion is set forth in a memorandum which will be maintained by Fortis Benefits at its principal office and will be available to the Commission or its staff on request.

VARIABLE ACCOUNT FINANCIAL STATEMENTS

This Statement of Additional Information contains no financial statements for the Subaccounts Variable Account because the available Subaccounts of the Variable Account had not yet commenced operations as of December 31, 1995, had no assets or liabilities, and had received no income nor incurred any expenses as of that date.

APPENDIX A


Fortis Benefits may advertise its relative performance as compiled by outside organizations. Following is a list of ratings services which may be referred to in advertisements, along with the category in which the applicable Subaccount is included:





    RATING SERVICE                                         CATEGORY
    --------------                                         --------

                           Alliance Money Market Subaccount

    Morningstar Publications, Inc.
    Lipper Analytical Services, Inc.

                          Alliance International Subaccount

    Morningstar Publications, Inc.                         International
    Lipper Analytical Services, Inc.                       International

                          Alliance Premier Growth Subaccount

    Morningstar Publications, Inc.                         Growth
    Lipper Analytical Services, Inc.                       Growth

                         Federated High Yield Bond Subaccount

    Morningstar Publications, Inc.                         High Yield Bond
    Lipper Analytical Services, Inc.

                             Federated Utility Subaccount

    Morningstar Publications, Inc.                         Specialty Fund
    Lipper Analytical Services, Inc.

                        Federated American Leaders Subaccount

    Morningstar Publications, Inc.                         Growth & Income
    Lipper Analytical Services, Inc.

                        Lexington Natural Resources Subaccount

    Morningstar Publications, Inc.                         Specialty Fund
    Lipper Analytical Services, Inc.

                        Lexington Emerging Markets Subaccount

    Morningstar Publications, Inc.                         International Stock
    Lipper Analytical Services, Inc.

                            MFS Emerging Growth Subaccount

    Morningstar Publications, Inc.                         Aggressive Growth
    Lipper Analytical Services, Inc.                       Mid Cap Funds

                              MFS High Income Subaccount

    Morningstar Publications, Inc.                         High Yield Bonds
    Lipper Analytical Services, Inc.                       Mid Cap Funds

                           MFS World Governments Subaccount

    Morningstar Publications, Inc.                         International Bonds
    Lipper Analytical Services, Inc.

                        Montgomery Emerging Markets Subaccount

    Morningstar Publications, Inc.                         Diversified Emerging
                                                           Markets
    Lipper Analytical Services, Inc.                       Emerging Markets
                                                           Funds

                             Montgomery Growth Subaccount

    Morningstar Publications, Inc.                         Growth
    Lipper Analytical Services, Inc.                       Growth

                             Strong Discovery Subaccount

    Morningstar Publications, Inc.                         Aggressive Growth
    Lipper Analytical Services, Inc.                       Capital Appreciation
                                                           Fund

                       Strong Government Securities Subaccount

    Morningstar Publications, Inc.                         Government Bond -
                                                           General
    Lipper Analytical Services, Inc.

                             Strong Advantage Subaccount

    Morningstar Publications, Inc.                         Corporate Bond -
                                                           General
    Lipper Analytical Services, Inc.

                        Strong International Stock Subaccount

    Morningstar Publications, Inc.                         Foreign Stock
    Lipper Analytical Services, Inc.                       International Fund

                               TCI Balanced Subaccount

    Morningstar Publications, Inc.                         Balanced
    Lipper Analytical Services, Inc.

                                TCI Growth Subaccount

    Morningstar Publications, Inc.                         Growth
    Lipper Analytical Services, Inc.

                          Van Eck Worldwide Bond Subaccount

    Morningstar Publications, Inc.                         International Bond
    Lipper Analytical Services, Inc.

                    Van Eck Gold and Natural Resources Subaccount

    Morningstar Publications, Inc.                         Specialty Fund
    Lipper Analytical Services, Inc.                       Gold Oriented Fund

                                     PART C
                                OTHER INFORMATION

Item 24.  FINANCIAL STATEMENT AND EXHIBITS

     a.   Financial Statements included in Part A:

          With Respect to Fortis Benefits Insurance Company:

          Audited Financials:

               Report of Independent Auditors.

               Balance Sheets for the years ended December 31, 1995 and 1994.

               Statements of Income, Statements of Changes in Shareholder's Equity and Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993.

               Notes to Financial Statements.

          Financial Statements included in Part B:

          With Respect to Variable Account D of Fortis Benefits Insurance
          Company:

               None since available subaccounts had not commenced operations as of December 31, 1995.

     b.   Exhibits:

          1. Resolution of the Board of Directors of Fortis Benefits Insurance Company effecting the establishment of Variable Account D (incorporated by reference from Form N-4 of Fortis Benefits and its Variable Account D filed on December 31, 1987, File No. 33-19421).

          2.   Not applicable.

          3. (a) Form of Principal Underwriter and Servicing Agreement (incorporated by reference from Form N-4 registration statement filed by Fortis Benefits and its Variable Account D on January 11, 1994, File No. 33-73986);

               (b) Form of Amendment to Principal Underwriting Agreement (incorporated by reference from Form N-4 Registration Statement filed by Fortis Benefits and its Variable Account D on January 11, 1994, File No. 33-73986);

               (c) Form of Dealer Sales Agreement (incorporated by reference from Form N of Registration Statement of Fortis Benefits filed December 22, 1994, File No. 33-19421);

          4. (a) Form of Combination Fixed and Variable Group Annuity Contract Including Contract Application Form (included as part of the original filing of this Form N-4 Registration Statement filed on November 2, 1995);

               (b) Form of Certificate to be used in connection with Contract filed as Exhibit 4 (a) (included as part of the original filing of this Form N-4 Registration Statement filed on November 2, 1995);

               (c) Form of Combination and Variable Individual Annuity Contract (General Account Fixed Account)(included as part of the original filing of this Form N-4 Registration Statement filed on November 2, 1995);

               (d) Form of IRA Endorsement (included as part of Pre-effective Amendment No. 1 to this Form N-4 Registration Statement filed March 28, 1991);

               (e) Form of Section 403(b) Annuity Endorsement (included as part of Pre-effective Amendment No. 1 to this Form N-4 Registration Statement filed March 28, 1991);

          5. Form of Application (included as part of the original filing of this Form N-4 Registration Statement filed on November 2, 1995).

          6. (a) Articles of Incorporation of Fortis Benefits Insurance Company (incorporated by reference from Form S-6 Registration Statement of Fortis Benefits and its Variable Account C filed on March 17, 1986, File No. 33-03919);

               (b) By-laws of Fortis Benefits Insurance Company (incorporated by reference from Form S-6 Registration Statement of Fortis Benefits and its Variable Account C filed on March 17, 1986, File No. 33-03919);

               (c) Amendment to Articles of Incorporation and Bylaws dated November 21, 1991 (included as part of Post-Effective Amendment No. 1 to this Form N-4 Registration Statement filed March 2, 1992).

          7.   None.

          8.   None.

          9. Opinion and consent of Douglas R. Lowe, Esq., Assistant General Counsel of Fortis Benefits Insurance Company, as to the legality of the securities being registered

               (included as part of the original filing of this Form N-4 Registration Statement filed on November 1, 1990).

          10.  (a)  Consent of Ernst & Young LLP - filed herewith.

               (b) Power of Attorney for Messrs. Freedman, Mackin, Keller and Pollock (incorporated by reference from Form S-6 Registration Statement of Fortis Benefits and its Variable Account C filed on December 17, 1993, File No. 33-73138).

          11. Financial Statement Schedules--filed as a part of 1993 Act Post-Effective Amendment No. 1 to this Form N-4 registration statement filed on April 26, 1996.

          12.  Not applicable.

          13. Schedules of computation of each performance quotation provided in the registration statement pursuant to Item 21 - None.

          14. Financial Data Schedule - not applicable since financials were previously filed.

Item 25.  DIRECTORS AND OFFICERS OF FORTIS BENEFITS

     The directors, executive officers, and, to the extent responsible for variable insurance product operations, other officers of Fortis Benefits are listed below.


NAME AND PRINCIPAL
BUSINESS ADDRESS                  OFFICES WITH DEPOSITOR
------------------                ----------------------

OFFICER-DIRECTORS
-----------------
Robert Brian Pollock (4)          President and Chief Executive
                                  Officer

Thomas Michael Keller (5)         President - Fortis Healthcare

Dean C. Kopperud (1)              President - Fortis Financial Group


OTHER DIRECTORS
---------------

Allen Royal Freedman (2)          Chairman of the Board

Henry Carroll Mackin (2)

Arie Aristide Fakkert (3)


OTHER OFFICERS
--------------

Michael John Peninger (4)         Senior Vice President and
                                  Chief Financial Officer

Rhonda J. Schwartz (1)            Senior Vice President and General
                                  Counsel--Life and Investment
                                  Products

Jon H. Nicholson (1)              Senior Vice President-- Annuities

----------------------



(1)  Address:  Fortis Benefits Insurance Company, P.O. Box 64271, St. Paul, MN
               55164.

(2)  Address:  Fortis, Inc., One Chase Manhattan Plaza, New York, NY 10005.

(3)  Address:  Fortis AMEV, Archmideslaan 10, 3584 BA Utrecht, The Netherlands.

(4)  Address:  2323 Grand Avenue, Kansas City, MO 64108.

(5)  Address:  515 West Wells, Milwaukee, WI 53201.

Item 26.  PERSONS CONTROLLED BY OR UNDER CONTROL WITH THE DEPOSITOR OR
          REGISTRANT.

     Variable Accounts C and D of Fortis Benefits Insurance Company are separate accounts of Fortis Benefits. These separate accounts, certain separate accounts assumed from St. Paul Life Insurance Company, and Fortis Series Fund, Inc. may be deemed to be controlled by Fortis Benefits, although Fortis Benefits follows voting instructions of variable insurance contract owners with respect to voting on certain important matters in connection with these entities. All of these entities are created under Minnesota law and are the funding media for variable life insurance and annuity contracts issued or assumed by Fortis Benefits.

     The chart indicating the persons controlled by or under common control with Fortis Benefits is hereby incorporated by reference from the response to Item 26 in Post-Effective Amendment No. 24 to this Form N-4 registration statement filed on April 28, 1994. Fortis Benefits has no subsidiaries.

Items 27.      NUMBER OF CONTRACT OWNERS

     As of October 31, 1996 there were 163 Certificate owners.

Item 28.  INDEMNIFICATION

     Pursuant to the Principal Underwriter and Servicing Agreement filed as
Exhibit 3(a) and (b) to this Registration Statement and incorporated herein by this reference, Fortis Benefits has agreed to indemnify Fortis Investors (and its agents, employees, and controlling persons) for damages and expenses arising out of certain material misstatements and omissions in connection with the offer and sale of the Certificates, unless the misstatement or omission was based on information supplied by Fortis Investors; provided, however, that no such indemnity will be made to Fortis Investors or its controlling persons for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations under such agreement. This indemnity could apply to certain directors, officers or controlling persons of the Separate Account by virtue of the fact that they are also agents, employees or controlling persons of Fortis Investors. Pursuant to the Principal Underwriter and Servicing Agreement, Fortis Investors has agreed to indemnify Variable Account D, Fortis Benefits, and each of its officers, directors and controlling persons for damages and expenses (1) arising out of certain material misstatements and omissions in connection with the offer and sale of the Certificates, if the misstatement or omission was based on information furnished by Fortis Investors or (2) otherwise arising out of Fortis Investors' negligence, bad faith, willful misfeasance or reckless disregard of its responsibilities. Pursuant to its Dealer Sales Agreements, a form of which is filed as Exhibit 3(c) and (d) to this registration statement and is incorporated herein by this reference, firms that sell the Certificates agree to indemnify Fortis Benefits, Fortis Investors, the Separate Account, and their officers, directors, employees, agents, and controlling persons from liabilities and expenses arising out of the wrongful conduct or omissions of said selling firm or its officers, directors, employees, controlling persons or agents.

     Also, Fortis Benefit's By-Laws (see Article VI, Section 5 thereof, which is incorporated herein by reference from Exhibit 6(b) to this Registration Statement) provide for indemnity and payment of expenses of

Fortis Benefits's officers, directors and employees in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable Minnesota law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and in a manner that he reasonably believed to be in the best interests of the Company and if such person has received no improper personal benefit, and in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful.
     Insofar as indemnification for any liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Fortis Benefits or the Separate Account pursuant to the foregoing provisions, or otherwise, Fortis Benefits and the Separate Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Fortis Benefits of expenses incurred or paid by a director, officer or controlling person of Fortis Benefits or the Separate Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  PRINCIPAL UNDERWRITERS

     (a) Fortis Investors, Inc. is the principal underwriter for Variable Account D. Fortis Investors, Inc. also acts as the principal underwriter for the following registered investment companies (in addition to Variable Account D and Fortis Series Fund, Inc.):
          Variable Account C of Fortis Benefits, Variable Account A of First Fortis Life Insurance Company, Fortis Advantage Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Fiduciary Fund, Inc., Fortis Growth Fund, Inc., Fortis Money Portfolios, Inc., Fortis Tax-Free Portfolios, Inc., Fortis Income Portfolios, Inc., and Special Portfolios, Inc.

     (b) The following table sets forth certain information regarding the officers and directors of the principal underwriter, Fortis Investors,
          Inc.:


NAME AND PRINCIPAL                 POSITIONS AND OFFICES
BUSINESS ADDRESS                     WITH UNDERWRITER
----------------                   -----------------------

Robert W. Beltz, Jr.*              Vice President - Mutual Fund
                                   and Annuity Operations

James S. Byrd**                    Vice President

David G. Carroll**                 2nd Vice President

Tamara L. Fagely*                  Fund Accounting Officer

Thomas D. Gualdoni*                Vice President

John E. Hite*                      2nd Vice President and
                                   Assistant Secretary

Carol M. Houghtby*                 2nd Vice President and
                                   Treasurer

Sharon R. Jibben**                 Assistant Secretary

Barbara W. Kirby*                  2nd Vice President

Dean C. Kopperud*                  President and Director

Robert C. Lindberg**               Vice President

Chris J. Neuharth**                2nd Vice President

Jon H. Nicholson*                  Senior Vice President -
                                   Product Development

Michael D. O'Connor*               Qualified Plan Counsel

Dennis M. Ott**                    Senior Vice President

Stephen M. Poling**                Director and Executive
                                   Vice President

Richard P. Roche*                  Vice President - Sales

Rhonda J. Schwartz*                Senior Vice President and
                                   General Counsel

Keith R. Thomson**                 Vice President


________________________
*    Address:    500 Bielenberg Drive, Woodbury, MN 55125.
**   Address:    5500 Wayzata Blvd, Suite 1150, Golden Valley, MN 55416.
***  Address:    515 West Wells Street, Milwaukee, WI  53201.

     (c) None.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

     The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 and 31a-3 thereunder are maintained by Fortis Benefits, Fortis Investors, Inc. and Fortis Advisers, Inc., at 500 Bielenberg Drive, Woodbury, Minnesota 55125.

Item 31.  MANAGEMENT SERVICES

     None.

Item 32.  UNDERTAKINGS

     The Registrant hereby undertakes:

     (a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (b) To include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free phone number, postcard, or similar written communication affixed to or included in the Prospectus that the applicant can call or remove to send for a Statement of Additional Information;

     (c) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     The Registrant intends to rely on the no-action response dated November 28, 1988 from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-
(4) thereof.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amended Registration Statement to be signed on its behalf in the City of St. Paul, State of Minnesota on this 25th day of November, 1996.

                         VARIABLE ACCOUNT D OF
                         FORTIS BENEFITS INSURANCE COMPANY
                              (Registrant)
                         By: FORTIS BENEFITS INSURANCE COMPANY


                         By:    /s/
                             ---------------------------------------
                              Robert Brian Pollock, President

                         FORTIS BENEFITS INSURANCE COMPANY
                              (Depositor)
                         By:    /s/
                             ---------------------------------------
                              Robert Brian Pollock, President

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons, in the capacities indicated, on November 25, 1996.

SIGNATURE                               TITLE WITH FORTIS BENEFITS
---------                               --------------------------

*                                       Chairman of the Board
 --------------------------------
 Allen Royal Freedman

*                                       Director
 --------------------------------
 Henry Carrol Mackin

*                                       Director
 --------------------------------
 Thomas Michael Keller

                                        Director
 --------------------------------
 Arie Aristide Fakkert

     /s/                                President and Director
---------------------------------      (Chief Executive Officer)
 Robert Brian Pollock

     /s/                                Director
 --------------------------------
 Dean C. Kopperud

     /s/                                Senior Vice President, Controller
 --------------------------------       and Treasurer (Principal
 Michael John Peninger                  Accounting Officer and
                                        Principal Financial Officer)




*By:    /s/
     -------------------------------
    Robert Brian Pollock
    Attorney-in-Fact

                                  EXHIBIT INDEX



10(a)     Consent of Ernst & Young LLP